EXHIBIT 10.7



                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 1, 2000,

                                      AMONG

                            OREGON STEEL MILLS INC.,

                                  AS BORROWER,

                                 NEW CF&I, INC.
                                       AND
               CF&I STEEL, L.P. (DBA ROCKY MOUNTAIN STEEL MILLS),

                                 AS GUARANTORS,

                                       AND

                         VARIOUS FINANCIAL INSTITUTIONS,

                                   AS LENDERS,

                                       AND

                               PPM FINANCE, INC.,

                            AS AGENT FOR THE LENDERS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


SECTION 1.        DEFINITIONS.................................................1

   1.1   DEFINITIONS..........................................................1
   1.2   OTHER INTERPRETIVE PROVISIONS.......................................21

SECTION 2.        COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION AND
LETTER OF CREDIT PROCEDURES..................................................21

   2.1   COMMITMENTS.........................................................21
      2.1.1    LOAN COMMITMENT...............................................21
      2.1.2    [INTENTIONALLY OMITTED.]......................................22
      2.1.3    L/C COMMITMENT................................................22
      2.1.4    SWING LOANS...................................................22
   2.2   LOAN PROCEDURES.....................................................23
      2.2.1    BORROWING PROCEDURES..........................................23
      2.2.2    CONVERSION AND CONTINUATION PROCEDURES........................23
   2.3   LETTER OF CREDIT PROCEDURES.........................................24
      2.3.1    L/C APPLICATIONS..............................................24
      2.3.2    PARTICIPATION IN LETTERS OF CREDIT............................25
      2.3.3    REIMBURSEMENT OBLIGATIONS.....................................25
      2.3.4    LIMITATION ON OBLIGATIONS OF AGENT AND THE INITIAL LENDER.....25
      2.3.5    FUNDING BY LENDERS TO AGENT...................................25
      2.3.6    RETURN OF LETTERS OF CREDIT; SUPPORTING LETTERS OF CREDIT.....26
   2.4   COMMITMENTS SEVERAL.................................................26
   2.5   CERTAIN CONDITIONS..................................................26
   2.6   AVAILABILITY OF LENDER'S PERCENTAGE.................................26
   2.7   NON-FUNDING LENDERS.................................................26

SECTION 3.        NOTES EVIDENCING LOANS.....................................27

   3.1   NOTES...............................................................27
   3.2   RECORDKEEPING.......................................................27

SECTION 4.        INTEREST...................................................28

   4.1   INTEREST RATES......................................................28
      4.1.1    LOANS.........................................................28
      4.1.2    DEFAULT RATE..................................................28
   4.2   INTEREST PAYMENT DATES..............................................28
   4.3   SETTING AND NOTICE OF EURODOLLAR RATES..............................28
   4.4   COMPUTATION OF INTEREST.............................................28

SECTION 5.        FEES.......................................................28

   5.1   UNUSED LINE FEE.....................................................28
   5.2   LETTER OF CREDIT FEES...............................................29
   5.3   TERMINATION FEES....................................................29
   5.4   AUDIT FEES..........................................................29
   5.5   ADDITIONAL FEES.....................................................29
   5.6   FEES NONREFUNDABLE..................................................29

SECTION 6.        PREPAYMENTS................................................29

   6.1   VOLUNTARY PREPAYMENTS...............................................29
   6.2   MANDATORY PREPAYMENTS...............................................30
   6.3   ALL PREPAYMENTS.....................................................30

SECTION 7.        MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES............30

   7.1   MAKING OF PAYMENTS..................................................30
   7.2   APPLICATION OF PAYMENTS.............................................31
   7.3   DUE DATE EXTENSION..................................................31
   7.4   SETOFF..............................................................31
   7.5   PRORATION OF PAYMENTS...............................................32
   7.6   TAXES...............................................................32
   7.7   SETTLEMENT AMONG LENDERS............................................33

SECTION 8.        INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS...33

   8.1   INCREASED COSTS.....................................................33
   8.2   BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR............34
   8.3   CHANGES IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL..................35
   8.4   FUNDING LOSSES......................................................35
   8.5   NOTICES BY LENDERS..................................................35
   8.6   DISCRETION OF LENDERS AS TO MANNER OF FUNDING.......................35
   8.7   MITIGATION OF CIRCUMSTANCES; REPLACEMENT OF LENDERS.................36
   8.8   CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS................36

SECTION 9.        REPRESENTATIONS AND WARRANTIES.............................36

   9.1   ORGANIZATION........................................................36
   9.2   AUTHORIZATION; NO CONFLICT..........................................36
   9.3   VALIDITY AND BINDING NATURE.........................................37
   9.4   FINANCIAL CONDITION.................................................37
   9.5   NO MATERIAL ADVERSE CHANGE..........................................37
   9.6   LITIGATION AND CONTINGENT LIABILITIES...............................37
   9.7   OWNERSHIP OF PROPERTIES; LIENS......................................37
   9.8   SUBSIDIARIES........................................................37
   9.9   PENSION AND WELFARE PLANS...........................................38
   9.10     INVESTMENT COMPANY ACT...........................................38
   9.11     PUBLIC UTILITY HOLDING COMPANY ACT...............................38
   9.12     REGULATION U.....................................................38
   9.13     TAXES............................................................39
   9.14     SOLVENCY, ETC....................................................39
   9.15     ENVIRONMENTAL MATTERS............................................39
   9.16     [INTENTIONALLY OMITTED]..........................................40
   9.17     INSURANCE........................................................40
   9.18     [INTENTIONALLY OMITTED]..........................................40
   9.19     INFORMATION......................................................40
   9.20     INTELLECTUAL PROPERTY............................................41
   9.21     BURDENSOME OBLIGATIONS...........................................41
   9.22     LABOR MATTERS....................................................41
   9.23     NO DEFAULT.......................................................41
   9.24     MATERIAL LICENSES................................................41
   9.25     NO VIOLATIONS....................................................41
   9.26     LOCATIONS........................................................41
   9.27     NAMES............................................................42
   9.28     FIRST PRIORITY PERFECTED LIENS...................................42
   9.29     ACCOUNTS AND INVENTORY WARRANTIES AND REPRESENTATIONS............42

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   9.30     BANK ACCOUNTS....................................................42
   9.31     BUSINESS ACTIVITIES..............................................42

SECTION 10.       COVENANTS..................................................42

   10.1     REPORTS, CERTIFICATES AND OTHER INFORMATION......................42
      10.1.1   FINANCIAL INFORMATION.........................................43
      10.1.2   NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS...............44
      10.1.3   BORROWING BASE CERTIFICATES...................................44
      10.1.4   TAX RETURNS...................................................45
      10.1.5   OTHER INFORMATION.............................................45
   10.2     BOOKS, RECORDS AND INSPECTIONS...................................45
   10.3     MAINTENANCE OF PROPERTY; INSURANCE...............................45
   10.4     COMPLIANCE WITH LAWS; PAYMENT OF TAXES AND LIABILITIES...........46
   10.5     MAINTENANCE OF EXISTENCE, ETC....................................46
   10.6     FINANCIAL COVENANTS..............................................47
   10.7     LIMITATIONS ON DEBT..............................................47
   10.8     LIENS............................................................48
   10.9     OPERATING LEASES.................................................48
   10.10    RESTRICTED PAYMENTS..............................................49
   10.11    MERGERS, CONSOLIDATIONS, SALES...................................49
   10.12    USE OF PROCEEDS..................................................49
   10.13    FURTHER ASSURANCES...............................................49
   10.14    COLLECTIONS......................................................49
   10.15    TRANSACTIONS WITH AFFILIATES.....................................51
   10.16    EMPLOYEE BENEFIT PLANS...........................................51
   10.17    ENVIRONMENTAL MATTERS............................................52
   10.18    [INTENTIONALLY OMITTED.].........................................52
   10.19    INCONSISTENT AGREEMENTS..........................................52
   10.20    BUSINESS ACTIVITIES..............................................52
   10.21    ADVANCES AND OTHER INVESTMENTS...................................52
   10.22    RESTRICTION OF AMENDMENTS TO CERTAIN DOCUMENTS...................53
   10.23    FISCAL YEAR......................................................53
   10.24    CANCELLATION OF DEBT.............................................53
   10.25    [INTENTIONALLY OMITTED]..........................................53
   10.26    [INTENTIONALLY OMITTED]..........................................53
   10.27    NO NEW LOCATIONS.................................................53
   10.28    PRESS RELEASES...................................................54
   10.29    CUSTOMS, DUTY AND FREIGHT........................................54
   10.30    QUALIFYING BILLS OF LADING.......................................54

SECTION 11.       EFFECTIVENESS; CONDITIONS OF LENDING, ETC.................54

   11.1     INITIAL CREDIT EXTENSION........................................54
      11.1.1   NOTES........................................................55
      11.1.2   RESOLUTIONS..................................................55
      11.1.3   CONSENTS, ETC................................................55
      11.1.4   INCUMBENCY AND SIGNATURE CERTIFICATES........................55
      11.1.5   SECURITY AGREEMENTS..........................................55
      11.1.6   INTERCREDITOR AGREEMENT AMENDMENT............................55
      11.1.7   OPINIONS OF COUNSEL..........................................55
      11.1.8   INSURANCE....................................................55
      11.1.9   COPIES OF DOCUMENTS..........................................55
      11.1.10     PAYMENT OF FEES...........................................56
      11.1.11     SOLVENCY CERTIFICATE......................................56

      11.1.12     DISCLOSURE SCHEDULE.......................................56
      11.1.13     SEARCH RESULTS; LIEN TERMINATIONS.........................56
      11.1.14     FILINGS, REGISTRATIONS AND RECORDINGS.....................56
      11.1.15     CLOSING CERTIFICATE.......................................56
      11.1.16     BORROWING BASE CERTIFICATE................................56
      11.1.17     INDEPENDENT ACCOUNTANT LETTER.............................56
      11.1.18     GOVERNING DOCUMENTS.......................................56
      11.1.19     GOOD STANDING CERTIFICATES................................56
      11.1.20     BLOCKED ACCOUNT/LOCKBOX AGREEMENTS........................56
      11.1.21     COLLATERAL ACCESS AGREEMENT...............................57
      11.1.22     SECURITY AGREEMENT DOCUMENTS..............................57
      11.1.23     PAYOFF LETTER.............................................57
      11.1.24     CUSTOMS AGENTS AGREEMENTS.................................57
      11.1.25     FEE LETTER................................................57
      11.1.26     OTHER.....................................................57
   11.2     CONDITIONS......................................................57
      11.2.1   COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC..................57
      11.2.2   CONFIRMATORY CERTIFICATE.....................................57
      11.2.3   CONTROL AGREEMENT............................................57

SECTION 12.       EVENTS OF DEFAULT AND THEIR EFFECT........................58

   12.1     EVENTS OF DEFAULT...............................................58
      12.1.1   NONPAYMENT OF  LOANS, ETC....................................58
      12.1.2   NONPAYMENT OF OTHER DEBT.....................................58
      12.1.3   OTHER MATERIAL OBLIGATIONS...................................58
      12.1.4   BANKRUPTCY, INSOLVENCY, ETC..................................58
      12.1.5   NONCOMPLIANCE WITH LOAN DOCUMENTS............................58
      12.1.6   REPRESENTATIONS AND WARRANTIES...............................59
      12.1.7   PENSION PLANS................................................59
      12.1.8   JUDGMENTS....................................................59
      12.1.9   INVALIDITY OF LOAN DOCUMENTS, ETC............................59
      12.1.10     BREACH OF CERTAIN AGREEMENTS..............................59
      12.1.11     CHANGE IN CONTROL.........................................59
      12.1.12     AUDITOR'S REPORT..........................................59
      12.1.13     DAMAGE TO COLLATERAL......................................59
      12.1.14     ATTACHMENT, ETC...........................................59
      12.1.15     LIEN, LEVY OR ASSESSMENT..................................60
      12.1.16     MATERIAL ADVERSE EFFECT...................................60
   12.2     EFFECT OF EVENT OF DEFAULT......................................60

SECTION 13.       THE AGENT.................................................61

   13.1     APPOINTMENT AND AUTHORIZATION...................................61
   13.2     DELEGATION OF DUTIES............................................61
   13.3     LIABILITY OF AGENT..............................................61
   13.4     RELIANCE BY AGENT...............................................61
   13.5     NOTICE OF DEFAULT...............................................62
   13.6     CREDIT DECISION.................................................62
   13.7     INDEMNIFICATION.................................................62
   13.8     INITIAL LENDER  IN ITS INDIVIDUAL CAPACITY......................63
   13.9     SUCCESSOR AGENT; ASSIGNMENT OF AGENCY...........................63
   13.10    COLLATERAL MATTERS..............................................63

SECTION 14.       GENERAL...................................................64

   14.1     WAIVER; AMENDMENTS..............................................64
   14.2     [INTENTIONALLY OMITTED.]........................................64
   14.3     NOTICES.........................................................64
   14.4     COMPUTATIONS....................................................64
   14.5     REGULATION U....................................................65
   14.6     COSTS, EXPENSES AND TAXES.......................................65
   14.7     [INTENTIONALLY OMITTED.]........................................65
   14.8     CAPTIONS........................................................65
   14.9     ASSIGNMENTS; PARTICIPATIONS.....................................65
      14.9.1   ASSIGNMENTS..................................................65
      14.9.2   PARTICIPATIONS...............................................67
      14.9.3   COMPANY ASSISTANCE...........................................67
      14.9.4   PROHIBITION OF CERTAIN ASSIGNMENTS AND PARTICIPATIONS........67
   14.10    GOVERNING LAW...................................................68
   14.11    COUNTERPARTS....................................................68
   14.12    SUCCESSORS AND ASSIGNS..........................................68
   14.13    INDEMNIFICATION BY THE OBLIGORS.................................68
   14.14    FORUM SELECTION AND CONSENT TO JURISDICTION.....................69
   14.15    WAIVER OF JURY TRIAL............................................69
   14.16    INTEREST........................................................70
   14.17    [INTENTIONALLY OMITTED].........................................71
   14.18    [INTENTIONALLY OMITTED].........................................71
   14.19    CONFIDENTIALITY.................................................71
   14.20    TERMINATION.....................................................72
   14.21    INITIAL LENDER..................................................72

SECTION 15.       GUARANTIES................................................72
                  ----------

   15.1     GUARANTIES......................................................72
   15.2     WAIVERS BY OBLIGORS.............................................73
   15.3     BENEFIT OF GUARANTY.............................................73
   15.4     SUBORDINATION OF SUBROGATION, ETC...............................73
   15.5     ELECTION OF REMEDIES............................................74
   15.6     LIMITATION......................................................74
   15.7     CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS...............74
   15.8     LIABILITY CUMULATIVE............................................75

                                    EXHIBITS

EXHIBIT A-1                Form of Revolving Note
  (Section 3.1)
EXHIBIT A-2                Form of Swing Loan Note
  (Section 3.1)
EXHIBIT B                  Form of Borrowing Base Certificate
  (Section 10.1.3)
EXHIBIT C                  [Intentionally Omitted]
EXHIBIT D                  Form of Solvency Certificate
  (Section 11.1.11)
EXHIBIT E                  Form of Assignment Agreement
  (Section 14.9.1)

                                CREDIT AGREEMENT
                                ----------------

         This CREDIT AGREEMENT, dated as of December 1, 2000 (this "Agreement"),
                                                                    ---------
is entered into by and among OREGON STEEL MILLS, INC., a Delaware corporation ("Borrower"), NEW CF&I, INC., a Delaware corporation ("New CF&I"), and CF&I
  --------
STEEL, L.P. (dba Rocky Mountain Steel Mills), a Delaware limited partnership ("RMSM" and, together with New CF&I, each a "Guarantor" and together, "Guarantors"), the financial institutions that are or may from time to time become parties hereto, as Lenders, and PPM FINANCE, INC., a Delaware corporation, as Agent for the Lenders.

         WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility (which includes the provision of letters of credit) upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS.

1.1      Definitions.  When used herein the following terms have the following
         -----------
indicated meanings:

         Accounts shall mean all present and future rights of Borrower or RMSM
         --------
to payment for goods sold or leased or for services rendered, which are not evidenced by Instruments or Chattel Paper, and whether or not earned by performance.

         Account Debtor shall have the meaning assigned to the term "account
         --------------
debtor" in the UCC in effect in the State of New York on June 1, 1996.

         Additional Charges - see Section 14.16.
         ------------------       -------------

         Adjusted Eurodollar Rate shall mean, with respect to each Interest
         ------------------------
Period for any Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Loan or any Eurodollar Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

         Affected Loan - see Section 8.3.
         -------------       -----------

         Affiliate of any Person means (i) any other Person which, directly or
         ---------
indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director (or comparable manager) of such Person. A Person shall be deemed to be "controlled by" any other Person if such Person possesses, directly or indirectly, (i) power to vote 10% or more of the equity interests (on a fully diluted basis) having ordinary voting power for the election of directors (or managers) of the governing body of a Person, (ii) 10% or more of the partnership or other ownership interests of a Person or (iii) power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         Agent means PPM Finance, Inc., a Delaware corporation, in its capacity
         -----
as agent for the Lenders hereunder and any successor thereto in such capacity.

         Agent Party - see Section 14.13.
         -----------       -------------

         Aggregate Borrowing Base means, as of any date of determination, an
         ------------------------
amount equal to the sum of the Borrower Borrowing Base and the RMSM Borrowing Base.

         Agreement - see the Preamble.
         ---------           --------

         Assignee - see Section 14.9.1.
         --------       --------------

         Assignment Agreement - see Section 14.9.1.
         --------------------       --------------

         Availability Reserves means, as of any date of determination, the
         ---------------------
In-Transit Reserve and, without duplication, such other amounts as the Agent may from time to time establish (and increase or decrease) in good faith and in its reasonable commercial judgment reducing the Borrower Borrowing Base or the RMSM Borrowing Base, as applicable, that would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks that, as determined reasonably by the Agent in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or the value of any of the foregoing, (ii) the assets, business or prospects of Borrower or RMSM or (iii) the Liens and other rights of the Agent in the Collateral (including the enforceability, perfection and priority thereof), (b) to reflect the Agent's good faith belief that any Borrowing Base Certificate, collateral report or financial information furnished by or on behalf of Borrower or RMSM to the Agent is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts that the Agent determines in good faith constitutes an Event of Default.

         Base Rate means the highest prime or equivalent rate of interest
         ---------
(expressed as an annual rate) publicly announced by The Chase Manhattan Bank, N.A. or Bank of America, N.A. from time to time as its "prime rate" or "reference note", each change in such a rate to take effect on the date of effective change of such prime rate or reference rate (with the understanding that any such rate may not necessarily represent the lowest rate of interest charged to any customer by any such bank).

         Blocked Accounts - see Section 10.14(a).
         ----------------       ----------------

         Base Rate Loan means any Loan that bears interest at a rate determined
         --------------
by reference to the Base Rate.

         Bond Indenture means, collectively, (i) that certain Indenture dated as
         --------------
of June 1, 1996 among Borrower, certain Credit Parties named therein, and the Trustee and (ii) all "Security Documents" (as such term is defined therein).

         Bonds means those certain 11% first mortgage notes of the Borrower due
         -----
2003 issued under the Bond Indenture (including securities entitlements to the Bonds).

         Bonds Pledge Agreement means that certain Bond Pledge and Security
         ----------------------
Agreement dated as of the date hereof between Borrower and Agent pursuant to which Borrower pledges and grants to Agent, on behalf of Lenders, a security interest in the securities account and securities entitlements referred to therein maintained by a securities intermediary on behalf of Borrower for the purpose of holding Bonds repurchased with the proceeds of Revolving Loans as additional collateral security for the Bonds Repurchase Obligations.

         Bonds Repurchase Loans means, as of any date of determination, the
         ----------------------
aggregate outstanding balance of Revolving Loans made to fund repurchases of the Bonds.

         Bond Repurchase Obligations means all unpaid principal of and accrued
         ---------------------------
and unpaid interest on the Bond Repurchase Loans, whether heretofore, now or hereafter owing, arising, due and payable.

         Borrower - see the Preamble.
         --------           --------

         Borrower Borrowing Base shall mean, as of any date of determination by
         -----------------------
Agent, an amount equal to the sum of:

                  (a) up to 85% of the net amount of Borrower's Eligible Accounts plus;
                  ----

                  (b) the lesser of (i) the sum of (A) up to 65% of the value of Borrower's Eligible Inventory excluding Borrower's Eligible In-Transit Inventory plus (B) the lesser of (1) $10,000,000 and (2) the sum of (x)
                   ----
         up to 65% of the value of Borrower's Eligible In-Transit Inventory plus
                                                                            ----
         (y) up to 65% of the aggregate undrawn face amount of Eligible Trade L/Cs and (ii) $70,000,000, minus
                                    -----

                  (c) any Availability Reserves established in respect of the Borrower Borrowing Base,

         in each case as of such date.

         Borrowing Availability means, as of any date of determination, an
         ----------------------
amount equal to (a) the lesser of (i) the Maximum Amount minus the Letter of
                                                         -----
Credit Reserve and (ii) the Aggregate Borrowing Base minus the Letter of Credit
                                                     -----
Reserve minus (b) the aggregate amount of all
        -----
outstanding Loans minus (c) the aggregate amount of all outstanding payables of
                  -----
Borrower and RMSM that are past due, in each case as of such date.

         Borrowing Base means, as the context may require, either the Borrower
         --------------
Borrowing Base or the RMSM Borrowing Base.

         Borrowing Base Certificate means a certificate substantially in the
         --------------------------
form of Exhibit B.
        ---------

         Business Day means (a) for the Base Rate Loans, any day other than a
         ------------
Saturday, Sunday, or such other day as banks are authorized or required to close under the laws of the State of Illinois, and (b) for all Eurodollar Loans, any such day as described in (a) above in this definition of Business Day, excluding any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

         Camrose Parties means Camrose Pipe Corporation, a Delaware corporation,
         ---------------
Canadian National Steel Company, an Alberta, Canada corporation, and Camrose Pipe Company, a Canadian general partnership.

         Capital Expenditures means, with respect to Borrower and its
         --------------------
Subsidiaries (excluding the Camrose Parties, Feralloy and LSI) on a consolidated basis, all expenditures (whether paid in cash, in kind or accrued as liabilities) and Capital Lease obligations incurred during such period that are required by GAAP to be included or reflected in the property, plant, equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on a balance sheet.

         Capital Lease means, with respect to any Person, any lease of (or other
         -------------
agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of such Person.

         Carrier Letter means a letter agreement executed by a common carrier of
         --------------
Inventory in favor of and in form and substance acceptable to Agent.

         Cash Equivalent Investment means, at any time:
         --------------------------

                  (a) any obligation, maturing not more than one year after such time, issued or guaranteed by the United States Government;

                  (b) municipal notes or note funds rated at the time of purchase, SP-1/A-1 or SP-A-2 by Standard & Poor's Ratings Group or VM1G1 or VM1G2 by Moody's Investors Service, Inc.; municipal bonds or bond funds rated at the time of purchase, AAA or AA by Standard & Poor's Ratings Group or Aaa or Aa by Moody's Investors Service, Inc.; or money market preferred stock rated at the time of purchase, AAA or AA by Standard & Poor's Ratings Group or aaa or aa by Moody's Investors Service, Inc.;

                  (c) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-2 by Standard & Poor's Ratings Group or at least P-2 Moody's Investors Service, Inc., or (ii) any Lender (or its holding company); or

                  (d) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender.

         CERCLA means the Comprehensive Environmental Response, Compensation and
         ------
Liability Act, as amended.

         Change in Control means (a) Borrower ceases to directly own and control
         -----------------
the same ownership percentage of each other Obligor as owned and controlled by Borrower as of the Closing Date, or New CF&I ceases to directly own and control the same ownership percentage of RMSM as owned and controlled by New CF&I on the Closing Date, in each case as set forth in Item 9.8 of the Disclosure Schedule,
                                           -----------------------------------
(b) the occurrence of any event which gives any minority stockholder of New CFI the right to exercise "put" rights under the New CFI Stockholders Agreement, (c) the acquisition by any Person (other than the ESOP), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of 20% or more of the outstanding shares of voting stock of Borrower, (d) the occurrence of any event or condition that would require Borrower to repurchase or redeem any Bonds as a result of any "change in control," "change of control" or similar circumstance under the Bond Indenture or (e) the accounts of Borrower are at any time consolidated with those of any Person (other than Borrower and Borrower's Subsidiaries) in such Person's consolidated financial statements.

         Chattel Paper shall have the meaning assigned to the term "chattel
         -------------
paper" in the UCC in effect in the State of New York on June 1, 1996.

         Closing Date - see Section 11.1.
         ------------       ------------

         Code means the Internal Revenue Code of 1986, as amended from time to
         ----
time, and any regulations promulgated thereunder.

         Collateral means, collectively, (i) all property wherever located and
         ----------
whether now existing or hereafter acquired, in which any Credit Party now has or may hereafter acquire any interest and in which a Lien is granted to the Agent for the benefit of the Lenders, and (ii) all other property and interests in property, real or personal, now owned or leased or hereafter acquired, pledged or assigned as collateral security for payment of any of the Obligations.

         Collateral Access Agreement means an agreement in form and substance
         ---------------------------
satisfactory to the Agent pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor, or other bailee of Inventory owned by Borrower or RMSM, acknowledges the Liens of the Agent and waives or, if agreed to in writing by the Agent, subordinates any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor (unless otherwise agreed to in writing by the Agent), permits the Agent access to and use of such real property for a reasonable amount of time following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

         Commitment means, as to any Lender, the amount specified opposite such
         ----------
Lender's name on the signature page to this Agreement, as adjusted by subsequent assignments pursuant to Section 14.9.1.
                        --------------

         Consolidated Tangible Net Worth means the amount, computed in
         -------------------------------
accordance with GAAP, equal to the excess of Borrower's Consolidated Total Assets over its Consolidated Total Liabilities, less the amounts then being presented on the applicable financial statement as (i) the excess of cost over net assets of purchased businesses and (ii) licenses, franchises, permits, patents, copyrights, trademarks, tradenames and other like intangibles and organizational expenses.

         Consolidated Total Assets means the amount, computed in accordance with
         -------------------------
GAAP, of the total assets of Borrower and its consolidated Subsidiaries (excluding the Camrose Parties), excluding all (i) prepaid expenses in an aggregate amount exceeding $5,000,000, (ii) amounts owing from Affiliates, (iii) transactions with Affiliates not permitted in this Agreement and (iv) minority interests in Subsidiaries.

         Consolidated Total Liabilities means the amount, computed in accordance
         ------------------------------
with GAAP, of the total liabilities (including all Indebtedness) of Borrower and its consolidated Subsidiaries (excluding the Camrose Parties), and all reserves and deferred credits.

         Controlled Group means all members of a controlled group of Persons and
         ----------------
all members of a controlled group of trades or businesses under common control that, together with the Borrower, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

         Credit Parties means, collectively, Borrower, Guarantors and their
         --------------
respective Subsidiaries.

         Debt of any Person means, without duplication, (a) all indebtedness of
         ----
such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases that have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person, (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the Letters of Credit), (f) net liabilities of such Person under all Hedging Obligations and (g) all Suretyship Liabilities of such Person.

         Disclosure Schedule means the Disclosure Schedule dated the Closing
         -------------------
Date delivered by the Obligors to the Agent on the Closing Date as a condition precedent to the obligation of the Lenders to make the initial Loans and the obligation of the Agent to arrange for any initial Letters of Credit.

         Disposal - see the definition of "Release".
         --------                          -------

         Dollar and the sign "$" mean lawful money of the United States of
         ------               -
America.

         EBITDA shall mean for Borrower and its Subsidiaries (excluding the
         ------
Camrose Parties) on a consolidated basis, with respect to any period, net income after taxes for such period (excluding: (i) any after-tax gains on the sale of assets other than in the ordinary course of business and (ii) other after-tax extraordinary gains) plus interest expense, income tax expense, depreciation and
                     ----
amortization, in each case to the extent deducted in determining net income after taxes for such period, minus (without duplication) gains attributable to
                             -----
any fixed asset sales made during such period, plus or minus (without
                                               -------------
duplication) any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period (including without limitation the non-cash portion of the Borrower's contribution to the ESOP during such period), plus (without duplication) cash dividends received during
                     ----
such period by the Borrower from Camrose Pipe Corporation, all as determined in accordance with GAAP.

         EBITDA Coverage Ratio means for Borrower and its Subsidiaries
         ---------------------
(excluding the Camrose Parties) on a consolidated basis with respect to any period, the ratio of (a) EBITDA for such period to (b) all amounts due and owing by such Persons in such period consisting of cash interest on any Debt and amortization payments with respect to any term loans.

         Eligible Account means, subject to the following sentence, a bona fide
         ----------------
outstanding Account of Borrower or RMSM, as applicable, which arose in the ordinary course of business from the sale of goods or services, less all unearned finance charges, late fees, and other fees which are unearned, as to which Agent has a first priority perfected security interest under the UCC, and
(x) if for the sale of goods, as to which all goods have been shipped or delivered to an Account Debtor against a receipt therefor pursuant to a purchase order or otherwise on an absolute sale basis and as to which no rejections or returns have been made or offered, and (y) if for the sale of services, as to which all applicable services have been duly performed and acknowledged and accepted by the Account Debtor. Eligible Accounts shall not include any Account:

         (i) which has remained unpaid for more than ninety (90) days after the original invoice date or more than thirty (30) days past the original due date;

         (ii) owed by an Account Debtor which collectively has more than twenty-five percent (25%) of the aggregate amount of its Accounts unpaid for more than ninety (90) days past the original invoice date or more than thirty (30) days past the original due date;

         (iii) where the aggregate amount of all Accounts owed by an Account Debtor, together with all Accounts owed by its Affiliates, exceeds ten percent (10%) of the aggregate amount of all Eligible Accounts at such time, but only to the extent of such excess;

                  provided, that Agent, in its sole discretion, may deem
                  --------
                  such an Account which otherwise satisfies the criteria for Eligible Accounts set forth hereunder to be an Eligible Account if Agent approves of the terms of the underlying contract under which such Account is derived and/or the credit and/or bond rating of such Account Debtor;

         (iv) as to which any representation, warranty or covenant contained in this Agreement and the other Loan Documents with respect to such Account has been breached;

         (v) with respect to which a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

         (vi) which relates to a sale which is subject to any repurchase obligation or return right, such as a consignment sale, bill-and-hold sale, guaranteed sale, sale on approval or sale or return arrangement; provided, that Agent, in its reasonable credit judgment, may deem an Account of Borrower which arises from a bill-and-hold sale in the ordinary course of business and which otherwise satisfies the criteria for Eligible Accounts set forth hereunder to be an Eligible Account if (v) such sale is unconditional and not subject to any repurchase obligation or return right, (w) the Account Debtor has inspected and approved the goods which are the subject of such sale and agreed in writing that title to such goods has passed to such Account Debtor, (x) such goods are not subject to any Lien of any creditor of Borrower, (y) such goods are segregated from Borrower's Inventory and identified as goods of such Account Debtor, and (z) the aggregate net amount of Accounts arising from such sales and not paid in full within 30 days following the date of invoice which are included as Eligible Accounts shall not exceed $5,000,000;

         (vii) which is evidenced by a promissory note or other instrument or by chattel paper or is not payable in Dollars;

         (viii) as to which Borrower or RMSM has extended the time for payment without the consent of Agent or which is for goods sold or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon Borrower's or RMSM's completion of any further performance under the contract or agreement or which is subject to the equitable lien of a surety bond issuer;

         (ix) owed by an Account Debtor as to which an Insolvency Proceeding has commenced or, in the case of an individual, as to whom death or a judicial declaration of incompetency has occurred;

         (x) owed by an Account Debtor which: (w) is an employee or Affiliate of Borrower or RMSM; (x) does not maintain its chief executive office in the United States or Canada (excluding the provinces of Quebec, Newfoundland, Nova Scotia, Prince Edwards

                  Island, the Northwest Territories and the Territory of Nunavit); (y) is not organized under the laws of the United States, any state thereof, Canada or any province thereof (excluding the provinces of Quebec, Newfoundland, Nova Scotia, Prince Edwards Island, the Northwest Territories and the Territory of Nunavit); or (z) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit or acceptance, or insured under foreign credit insurance, on terms and conditions satisfactory to Agent in its discretion;

         (xi) as to which either the perfection, enforceability, or validity of Agent's Lien in such Account, or Agent's right or ability to obtain direct payment to Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

         (xii) is not a valid, legally enforceable and unconditional obligation of the Account Debtor or, unless waived by such Account Debtor in a manner satisfactory to Agent, is subject to any setoff right (including without limitation any setoff right in respect of Borrower's or RMSM's performance obligations under any contract with or purchase order from such Account Debtor), counterclaim, credit, allowance or adjustment by the Account Debtor (but only to the extent of the potential setoff, counterclaim, credit, allowance or adjustment), or to any claim by such Account Debtor denying liability thereunder in whole or in part;

         (xiii) which is owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless Borrower or RMSM has assigned its right to payment of such Account to Agent in full compliance with the Federal Assignment of Claims Act of 1940, as amended;

         (xiv) which is owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which Agent determines that its Lien therein is not or cannot be perfected;

         (xv) which is owed by an Account Debtor located in a state which requires Borrower or RMSM, in order to commence or maintain an action in the courts of that state, to either have qualified to do business and be in good standing in such state or file a notice of business activities report or similar report with such state's taxing authority, unless Borrower or RMSM has either complied with such requirement or is exempt from any such requirement;

         (xvi) which (i) arises out of a contract or order which fails in any material respect to comply with any requirement of applicable law or (ii) is not fully enforceable by Borrower or

                  RMSM in the courts of the jurisdiction of the Account Debtor's residence or (iii) is subject to any Lien other than Agent's Lien;

         (xvii) which arises out of an agreement or purchase order between Borrower and/or RMSM and an Account Debtor providing for multiple purchases of goods or services unless (w) all goods to be delivered and/or services to be performed under such agreement or purchase order have been accepted by such Account Debtor, (x) Agent has reviewed and approved of such agreement or purchase order or (y) such Account Debtor has waived all offset rights in respect of such Account in a manner satisfactory to Agent in its sole discretion; or

         (xviii) which is a contra account, poor credit, chargeback, debit entry/memo, cooperative advertising, or other account otherwise unacceptable to Agent, in its reasonable credit judgment, as collateral for lending purposes.

         Eligible In-Transit Inventory means Inventory which is currently
         -----------------------------
in-transit to Borrower or RMSM from a supplier thereof and which Inventory (i) is owned by Borrower or RMSM and is being shipped F.O.B. origin (or upon other similar terms approved in writing by Agent); (ii) is subject to a perfected first priority Lien in favor of Agent (except for any possessor Lien upon such Inventory in the possession of a carrier securing only the freight charges for the transportation of such Inventory); (iii) if located outside the United States, is (a) evidenced by a Qualifying Bill of Lading which has been delivered to the Agent (or its duly appointed agent and bailee) and (b) fully insured in-transit against such risks (including war risks), pursuant to such terms and conditions and in such amounts as Agent may deem appropriate which insurance shall name Agent loss payee thereunder; (iv) if located in the United States, is under the control of a common carrier which has issued a non-negotiable bill of lading in respect of such Inventory; and (v) otherwise satisfies criteria for "Eligible Inventory" hereunder.

         Eligible Inventory means, at the time of determination, Inventory owned
         ------------------
by Borrower or RMSM, as applicable, that is either located at any premises listed in Item 9.26 of the Disclosure Schedule or is Eligible In-Transit
          ------------------------------------
Inventory, in which Agent has a first priority perfected security interest under the UCC which meets all of the following criteria:

         (i) consists of Raw Materials, Semi-Finished Goods or Finished Goods in good condition, free from defects and not, in Agent's reasonable credit judgment, obsolete, slow moving or unmerchantable;

         (ii) meets all applicable standards (if any) imposed by any governmental or other regulatory authority over such Inventory;

         (iii) is salable in the ordinary course of Borrower's or RMSM's business and, in the case of Finished Goods, is being held for sale;

         (iv) except for Eligible In-Transit Inventory, is situated at locations, if not owned by Borrower or RMSM, with respect to which Agent has received a Collateral Access Agreement;

         (v) does not fail in any material respect to comply with any requirement of applicable law and is not otherwise subject to any assignment, bailment, consignment (unless consented to in writing by Agent in its sole discretion), claim, Lien charge, encumbrance, third party dispute, offset or counterclaim;

         (vi) as to which all applicable representations, warranties or covenants of Borrower or RMSM as to such Inventory are true and correct or have been performed and complied with;

         (vii) the completion of manufacture or sale of which does not require the consent of, or royalty payments to, any third party; and

         (viii) is otherwise acceptable to Agent, in its reasonable credit judgment, as collateral for lending purposes.

         Eligible Inventory shall not include (i) any Inventory that is located
         ------------------
outside the United States (other than Eligible In-Transit Inventory), (ii) any Inventory that consists of work-in-process (other than Semi-Finished Goods), packaging, machinery parts, stores Inventory or (unless consented to in writing by Agent in its sole discretion) consigned Inventory, or (iii) 50% of excess prime and/or reject Inventory. Other items of Inventory which do not constitute collateral acceptable to the Agent, in its reasonable credit judgment, as collateral for lending purposes shall also be excluded from Eligible Inventory. For purposes of this Agreement, Eligible Inventory shall be valued in accordance with GAAP at the lower of cost, calculated on an average cost basis, or market, adjusted on a monthly basis.

         Eligible Trade L/C's means documentary Letters of Credit issued for the
         --------------------
account of the Borrower for payment of the purchase price of goods which will immediately be Eligible In-Transit Inventory upon presentation of a draft under that trade Letter of Credit.

         Environmental Claims means all claims, however asserted, by any
         --------------------
governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         Environmental Laws means all present or future federal, state or local
         ------------------
laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to Environmental Matters. Environmental Laws shall include, without limitation, the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Federal Water Pollution Control Act, Federal Insecticide, Fungicide and Rodenticide Act, Hazardous Materials Transportation Act, Occupational Safety and Health Act, Resource Conservation and

Recovery Act, Safe Drinking Water Act, Toxic Substances Control Act, and all analogous or related federal, state or local laws, each as amended.

         Environmental Matters means any matter arising out of or relating to
         ---------------------
health and safety, or pollution or protection of the environment or workplace, including, without limitation, any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance.

         ERISA means the Employee Retirement Income Security Act of 1974, as
         -----
amended from time to time and any regulations promulgated thereunder.

         ESOP means the employee stock ownership plan for the employees of the
         ----
Borrower and certain of its Subsidiaries as in effect on the Closing Date and as amended from time to time to the extent permitted under this Agreement.

         Eurodollar Loan means any Loan or portion thereof that bears interest
         ---------------
at a rate determined by reference to the Adjusted Eurodollar Rate.

         Eurodollar Rate means with respect to the Interest Period for a
         ---------------
Eurodollar Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by Borrower and approved by Agent) on or about 9:00 a.m. (Chicago time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Loans requested by Borrower and available to the Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower.

         Event of Default means any of the events described in Section 12.1.
         ----------------                                      ------------

         Existing Credit Facility means, collectively, (i) those bi-party Credit
         ------------------------
Agreements dated as of June 11, 1999 (as amended or otherwise modified from time to time) among Borrower and the lenders named therein, and (ii) all other "Loan Documents" (as such term is defined therein).

         Feralloy means Oregon Feralloy Partners, an Oregon general partnership.
         --------

         Finished Goods means Borrower's or RMSM's Inventory consisting of
         --------------
plate, specialty plate, seamless tube, welded tube, steel rod and rebar and steel coil and rail, in each case that are held for sale in the ordinary course of Borrower's or RMSM's business.

         Fiscal Quarter means a fiscal quarter of a Fiscal Year.
         --------------

         Fiscal Year means the fiscal year of the Borrower which period shall be
         -----------
the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 2000")
                                                              ----------------
refer to the Fiscal Year ending on December 31 of such calendar year.

         GAAP means generally accepted accounting principles and practices as in
         ----
effect from time to time in the United States, consistently applied during each interval and from interval to interval.

         Governing Documents means, with respect to any Person, the certificate
         -------------------
or articles of incorporation, by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement, or any other organizational documents of such Person.

         Guarantor means each of New CF&I and RMSM.
         ---------

         Hazardous Substance(s) means any pollutant, contaminant, chemical,
         ---------------------
waste and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical or chemical compound or hazardous substance, material or waste, whether solid, liquid or gas, including, without limitation, asbestos containing materials containing greater than 1% of asbestos by weight, urea formaldehyde, polychlorinated biphenyls, radon gas, crude oil or any fraction thereof, petroleum products or by-products or derivatives, radioactive substance or material, pesticide waste waters, sludges, and any other substance, material or waste that is subject to regulation, control or remediation under any Environmental Laws.

         Hedging Obligations means, with respect to any Person, all liabilities
         -------------------
of such Person under interest rate, currency and commodity swap agreements, cap agreements and collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

         Highest Lawful Rate means, with respect to any indebtedness owed to any
         -------------------
Lender hereunder or under any Note, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received by such Lender with respect to such indebtedness under applicable law.

         Impermissible Qualification means, relative to the opinion or
         ---------------------------
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certificate

                  (a)      which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Obligors to be in default of any of their obligations under Section 10.6.
                           ------------

         Indemnified Liabilities - see Section 14.13.
         -----------------------       -------------

         Initial Lender means the Lender initially a party to this Agreement on
         --------------
the Closing Date.

         Insolvency Proceeding means, with respect to the Person in question,
         ---------------------
the commencement or filing by or against it of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other similar relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment for the benefit of creditors; the appointment of a receiver, trustee or custodian for it or for any of its assets; the institution by or against it of any of the foregoing or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of its affairs; the sale, assignment, or transfer of all or any material part of its assets; the nonpayment generally of its debts as they become due; or the cessation of its business as a going concern.

         Instruments shall have the meaning assigned to the term "instruments"
         -----------
in the UCC in effect in the State of New York on June 1, 1996.

         Intercreditor Agreement means that certain Intercreditor Agreement
         -----------------------
between Agent and the Trustee, as amended and in effect on the Closing Date.

         Interest Period means, as to any Eurodollar Loan, the period commencing
         ---------------
on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two or three months thereafter as selected by the Borrower pursuant to Section 2.2.2; provided that:
                                     -------------  --------

         (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

         (ii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (iii) the Borrower may not select any Interest Period that would extend beyond the end of the Term.

         In-Transit Reserve means a special Availability Reserve in an amount
         ------------------
determined by Agent, in its reasonable credit judgment, to reflect the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties and other similar unpaid costs associated with the acquisition or transportation of Eligible In-Transit Inventory.

         Inventory has the meaning assigned to the term "inventory" in the UCC
         ---------
in the State of New York in effect on June 1, 1996.

         Investment means, relative to any Person, any investment in another
         ----------
Person, whether by acquisition of any debt or equity security, by making any loan or advance or by becoming obligated with respect to a Suretyship Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business).

         Issuer means a bank, other financial institution or other legally
         ------
authorized Person selected by or acceptable to the Agent and reasonably acceptable to the Borrower to issue Letters of Credit for Borrower's account under an agreement between such Person and the Initial Lender whereby the Initial Lender incurs a reimbursement obligation to such Person with respect to such Letters of Credit.

         L/C Application means, with respect to any request for the issuance of
         ---------------
a Letter of Credit, a letter of credit application in the form being used by the Issuer at the time of such request for the type of letter of credit requested.

         Lender Party - see Section 14.13.
         ------------       -------------

         Lenders - see the Preamble.
         -------           --------

         Letter of Credit means a standby or documentary sight letter of credit
         ----------------
issued by the Issuer in each case containing such terms and conditions as are permitted by the Agent and are reasonably satisfactory to the Agent and the Issuer, including, without limitation, the condition that: (i) such letter of credit may be presented, drawn or transferred by the beneficiary only by the presentment of sight drafts and required accompanying documents through a bank acceptable to the Agent; (ii) such letter of credit shall not be payable unless and until the draft and all required accompanying documents are received in good order at an office of the bank to whom it is presented in the United States;
(iii) any deviation from the terms of such letter of credit have been approved by the Agent; and (iv) the form of such letter of credit has been approved by the Agent prior to its issuance. "Letters of Credit" may include documentary sight letters of credit with a discount for a 90-120 day interest component.

         Letter of Credit Reserve means, as of any date of determination, an
         ------------------------
amount equal to the Stated Amount of all Letters of Credit.

         Lien means any lien, security interest or other charge or encumbrance
         ----
of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor.

         Loan Documents means this Agreement, the Intercreditor Agreement and
         --------------
all agreements, instruments and documents including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, fee letters and all other writings heretofore, now or from time to time hereafter executed by or on behalf of any Credit Party or any other Person and delivered to Agent, Lender or to any parent, affiliate or subsidiary of Agent or any Lender in connection with the Obligations or the transactions contemplated hereby.

         Loan or Loans means Revolving Loans and Swing Loans.
         ----    -----

         LSI means LSI Plate, a California general partnership.
         ---

         Margin Stock means any "margin stock" as defined in Regulation U of the
         ------------
Board of Governors of the Federal Reserve System.

         Material Adverse Effect means (a) a material adverse change in, or a
         -----------------------
material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of any Obligor individually or of the Credit Parties taken as a whole, (b) a material impairment on the ability of any Obligor to perform any of its obligations under any Loan Document, (c) a material adverse effect upon any material portion of the Collateral or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Obligor or the Trustee of any Loan Document.

         Maximum Amount shall mean, at any particular time, an amount equal to
         --------------
the Commitments of all Lenders.

         Multiemployer Pension Plan means a multiemployer plan, as such term is
         --------------------------
defined in Section 4001(a)(3) of ERISA, and to which any Credit Party or any member of the Controlled Group may have any liability.

         Net Income means, with respect to any fiscal period of the Borrower,
         ----------
the net income of Borrower and its consolidated Subsidiaries (excluding the Camrose Parties) with respect to such fiscal period, as determined in accordance with GAAP.

         New CFI Stockholders Agreement means the Restated Stockholders'
         ------------------------------
Agreement dated as of November 16, 1995 among Borrower, New CFI and the minority stockholders of New CFI, as in effect on the Closing Date.

         Non-Funding Lender - see Section 2.6.
         ------------------       -----------

         Note or Notes means a Revolving Note and/or the Swing Loan Note, as the
         ----    -----
context requires.

         Obligations means and includes the aggregate of all Loans and all
         -----------
accrued interest thereon, the Stated Amount of all Letters of Credit, and all other loans, indebtedness, debts, liabilities, obligations, interest, fees, premiums, guarantees, covenants and duties owing by any Obligor to Agent or any Lender, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case arising under or in connection with the Loan Documents. "Obligations" includes: (i) any debt, liability or obligation owing from any Obligor to others which Agent or any Lender may obtain by assignment or otherwise; (ii) all interest, fees, charges or other costs and payments that any Obligor is required to pay to Agent or any Lender under or as a result of the Loan Documents or by law; (iii) all fees, costs and expenses described in
Section 14.6 or otherwise required to be paid by any Obligor to Agent or any
------------
Lender pursuant to any Loan Document.

         Obligors means Borrower, New CF&I and RMSM and "Obligor" means any such
         --------
Person individually.

         Operating Lease means any lease of (or other agreement conveying the
         ---------------
right to use) any real or personal property by any Credit Party, as lessee, other than any Capital Lease.

         Original Term - see Section 14.20.
         -------------       -------------

         Participant - see Section 14.9.2.
         -----------       --------------
         Payment Account - see Section 10.14(a).
         ---------------       ----------------

         PBGC means the Pension Benefit Guaranty Corporation and any entity
         ----
succeeding to any or all of its functions under ERISA.

         Pension Plan means a "pension plan", as such term is defined in Section
         ------------
3(2) of ERISA, that is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which the Borrower or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         Percentage means, as to each Lender at any time, the percentage
         ----------
obtained by dividing (i) the amount of the Commitments of such Lender in effect at such time (or, if the Commitments have been terminated, the sum of the outstanding principal amount of the Loans owed to such Lender at such time plus such Lender's ratable share of the Stated Amount of Letters of Credit existing at such time (after giving effect to Section 7.7) by (ii) the aggregate amount
                                     -----------
of the Commitments in effect at such time (or, if the Commitments have been terminated, the amount of all outstanding Loans and the Stated Amount of all Letters of Credit immediately prior to such termination after giving effect to
Section 7.7).
-----------

         Permitted Amount means, as of any date of determination, an amount
         ----------------
equal to $67,692,562.85 (representing the amount of Indebtedness under the Existing Credit Facility guarantied by RMSM and repaid with the proceeds of Revolving Loans on the Closing Date) plus 40% of the aggregate proceeds of Revolving Loans applied to fund interest payments on the Bonds and repurchases of the Bonds through such date, plus the aggregate proceeds of Revolving Loans
                                ----
applied to fund Permitted Intercompany Loans from the Borrower to RMSM through such date, minus the aggregate proceeds of Collateral (including without
           -----
limitation proceeds of Accounts) owned by RMSM and applied to the Obligations through such date.

         Permitted Intercompany Loans means (i) unsecured intercompany loans
         ----------------------------
from the Borrower to RMSM, (ii) existing unsecured intercompany loans from the Borrower to the other Credit Parties (other than RMSM) outstanding as of the Closing Date, (iii) unsecured intercompany loans from the Borrower to the other Credit Parties (other than RMSM) made after the Closing Date and referred to in clause (h) of Section 10.21, (iv) the existing unsecured intercompany loan from
---------     -------------
New CF&I to RMSM outstanding as of the Closing Date and (v) unsecured intercompany loans from any of the Borrower's Subsidiaries to the Borrower to the extent such loans are subordinated to the Obligations on terms satisfactory to the Agent. All Permitted Intercompany Loans made by any Obligor (other than Permitted Intercompany Loans made by the Borrower to any of the Camrose Parties) shall be evidenced by promissory notes pledged to the Agent pursuant to the Loan Documents. All Permitted Intercompany Loans outstanding as of the Closing Date are set forth in Item 1.1 of the Disclosure Schedule.
                 -----------------------------------

         Permitted Liens means (i) Liens for taxes, assessments or other
         ---------------
governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith and by appropriate proceedings diligently pursued, provided that the reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (ii) deposits or pledges of money to secure the payment of workmen's compensation, unemployment insurance, old age pensions or other social security benefits or obligations; (iii) deposits or pledges of money to secure the performance of bids, tenders, contracts, leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges of money for purposes of a like general nature made or given in the ordinary course of business and not in connection with the borrowing of money; (iv) Liens in favor of Agent; (v) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves, as required by GAAP, shall have been made therefor; (vi) judgment Liens securing judgments not constituting Events of Default under Section 12.1.8 and with respect to which
                                     --------------
execution has been stayed; (vii) such utility, access and other easements, rights of way, restrictions, exceptions, minor defects or irregularities in or clouds on title or encumbrances not arising out of the borrowing of money or the securing of advances or credit, and which will not interfere with or impair in any respect the utility, operation or value of any properties of any Credit Party; (viii) Liens described in detail in Item 10.8 of the Disclosure Schedule;
                                           ------------------------------------
(ix) Liens granted to the Trustee under the Bond Indenture against property of Borrower or either Guarantor to secure the Bonds; provided that such Liens do not attach to or otherwise encumber any Collateral other than the Shared Collateral; and (x) Liens on fixed assets subject to the limitations set forth in clause (v)(B) of Section 10.7; provided that any such Lien attaches to such
   ------------     ------------  --------
property within ten (10) days of the acquisition thereof and such Lien attaches solely to the property so acquired.

         Person means any natural person, corporation, partnership, trust,
         ------
limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

         Qualifying Bill of Lading means a negotiable bill of lading issued by a
         -------------------------
common carrier in form and substance acceptable to Agent, specifying Agent (or Agent's duly appointed agent) as the consignee thereof.

         Raw Materials means Borrower's or RMSM's Inventory consisting of high
         -------------
grade scrap metal and alternative metallics used in the melt process.

         RCRA means the Resource Conservation and Recovery Act, as amended.
         ----

         Reference Bank shall mean The Chase Manhattan Bank, N.A., or such other
         --------------
bank as Agent may from time to time designate.

         Release has the meaning specified in CERCLA and the term "Disposal" (or
         -------                                                   --------
"Disposed") has the meaning specified in RCRA; provided that if either CERCLA or
 --------
                                               --------
RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and provided, further, that to the extent that the laws of a state wherein any
--------  -------
affected property lies establish a meaning for "Release" or "Disposal" that is
                                                -------      --------
broader than is specified in either CERCLA or RCRA, such broader meaning shall apply.

         Renewal Term - see Section 14.20.
         ------------       -------------

         Replacement Lender - see Section 8.7.
         ------------------       -----------

         Required Lenders means Lenders having Percentages aggregating 66-2/3%
         ----------------
or more.

         Revolving Loans - see Section 2.1.1.
         ---------------       -------------

         Revolving Note - see Section 3.1.
         --------------       -----------

         RMSM means CF&I Steel, L.P., a Delaware limited partnership
         ----
(d/b/a Rocky Mountain Steel Mills).

         RMSM Borrowing Base shall mean, as of any date of determination by
         -------------------
Agent, an amount equal to the sum of:

                  (a) up to 85% of the net amount of RMSM's Eligible Accounts; plus
                   ----

                  (b) the lesser of (i) the sum of (A) up to 65% of the value of RMSM's Eligible Inventory excluding RMSM's Eligible In-Transit Inventory plus (B) the lesser of (1) $10,000,000 minus the portion of
                   ----                                   -----
         the Borrower Borrowing Base comprised of Borrower's Eligible In-Transit Inventory and Eligible Trade L/C's as of such date and (2) up to 65% of RMSM's Eligible In-Transit Inventory and (ii) $70,000,000 minus the
                                                                   -----
         portion of the Borrower Borrowing Base comprised of Borrower's Eligible Inventory (including Borrower's Eligible In-Transit Inventory) and Eligible Trade L/C's as of such date, minus
                                               -----

                  (c) any Availability Reserves established in respect of the RMSM Borrowing Base, in each case as of such date.

         Semi-Finished Goods means Borrower's or RMSM's Inventory consisting of
         -------------------
semi-finished billets, blooms, and slabs, which are saleable in their current state or used to produce Finished Goods.

         Settlement Date - see Section 7.7.
         ---------------       -----------

         Shared Collateral has the meaning assigned to it in the Intercreditor
         -----------------
Agreement.

         Stated Amount means, with respect to any Letter of Credit at any date
         -------------
of determination, the maximum aggregate amount available for drawing thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

         Subsidiary means, with respect to any Person, a corporation,
         ----------
partnership, limited liability company or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or other ownership interests having at least 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity.

         Substitute Lender - see Section 2.7.
         -----------------       -----------

         Suretyship Liability means any agreement, undertaking or arrangement by
         --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

         Swing Loan - see Section 2.1.4(a).
         ----------       ---------------

         Swing Loan Available Credit means $25,000,000.
         ---------------------------

         Swing Loan Lender means the Initial Lender or any other Lender
         -----------------
hereafter appointed by Agent as Swing Loan Lender in replacement thereof.

         Swing Loan Note - see Section 3.1.
         ---------------       -----------

         Swing Loan Settlement Date - see Section 2.1.4(c).
         --------------------------       ----------------

         Term - see Section 14.20.
         ----       -------------

         Termination Date means the earlier to occur of (a) the end of the Term
         ----------------
and (b) such other date on which the Commitments shall terminate pursuant to
Section 12 or otherwise.
----------

         Trustee means The Chase Manhattan Bank (fka Chemical Bank), as trustee
         -------
under the Bond Indenture, and its successors.

         UCC means the Uniform Commercial Code (or any successor statute) of the
         ---
State of Illinois or of any other State deemed applicable by Agent.

         Unmatured Event of Default means any event that, if it continues
         --------------------------
uncured, will, with lapse of time or notice or both, constitute an Event of Default.

         Welfare Plan means a "welfare plan", as such term is defined in Section
         ------------
3(1) of ERISA, to which any Credit Party may have any liability.

     1.2      Other Interpretive Provisions.
              -----------------------------

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b)      Section, Disclosure Schedule and Exhibit references are to this
              -------  -------------------     -------
Agreement unless otherwise specified.

     (c) (i) The term "including" is not limiting and means "including without limitation."

              (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

     (d) Unless otherwise expressly provided herein, (i) references to Loan Documents or other agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

     (e) Any accounting terms used in this Agreement which are not specifically defined in this Agreement have the meanings customarily given them in accordance with GAAP.

     (f) All other terms contained in this Agreement (and which are not otherwise specifically defined in the Agreement) have the meanings provided by the UCC to the extent the same are used or defined in the UCC.

     (g) All calculations of Dollar amounts pursuant to this Agreement shall be rounded to the nearest cent.

     SECTION 2. COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES.

     2.1   Commitments. On and subject to the terms and conditions of this
           -----------
Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to participate in the reimbursement obligation with respect to the issuance of Letters of Credit for the account of, the Borrower as follows:

     2.1.1 Loan Commitment. Each Lender agrees to make available from time to
           ---------------
time until the Termination Date its Percentage of revolving loans (each, a "Revolving Loan" and collectively, the "Revolving Loans") as Borrower shall
 --------------                         ---------------
request under Section 2.2, the aggregate outstanding amount of which shall not
              -----------
at any time exceed such Lender's Commitment. The aggregate amount of Revolving Loans outstanding shall not exceed at any time the lesser of (i) the Maximum Amount minus the sum of the Letter of Credit Reserve and the aggregate amount
       -----
of Swing Loans outstanding
and (ii) the Aggregate Borrowing Base minus the sum of the Letter of Credit Reserve and the aggregate amount of Swing Loans outstanding. Moreover, the sum of the aggregate amount of Loans (including Swing Loans) outstanding plus the Letter of Credit Reserve shall not at any time exceed the sum of the Borrower Borrowing Base plus the lesser of the Permitted Amount and the RMSM Borrowing Base.

     2.1.2    [Intentionally omitted.]
               ---------------------

     2.1.3    L/C Commitment.
              --------------

     (a) Agent will arrange for, and will cause, the issuance of Letters of Credit by the Issuer, as are permitted by this Agreement and are reasonably satisfactory to the Agent and the Issuer, at the request of Borrower and for the account of Borrower from time to time and (b) as more fully set forth in
Section 2.3.2, each Lender shall be deemed to have purchased a ratable (in
-------------
accordance with its Percentage) participation in the Stated Amount of each such Letter of Credit. The aggregate Stated Amount of all Letters of Credit shall not at any time exceed the lesser of (i) $15,000,000 and (ii) the Maximum Amount minus the aggregate outstanding amount of all Loans at such time. Moreover (i) the Letter of Credit Reserve shall not at any time exceed the Aggregate Borrowing Base minus the aggregate outstanding amount of all Loans at
                         -----
such time and (ii) the sum of the Letter of Credit Reserve plus the aggregate
                                                           ----
amount of Loans outstanding shall not at any time exceed the sum of the Borrower Borrowing Base plus the lesser of the Permitted Amount and the RMSM Borrowing
               ----
Base.

     2.1.4    Swing Loans.
              -----------

     (a) The Swing Loan Lender, in its sole discretion, on the terms and subject to the conditions contained in this Agreement, may make advances (each a "Swing Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the lesser of (i) the Swing Loan Available Credit and (ii) the lesser of (A) the Maximum Amount minus the sum of the Stated Amount
                                              -----
of all Letters of Credit and the aggregate amount of Revolving Loans outstanding and (B) the Aggregate Borrowing Base minus the sum of the Letter of Credit
                                     -----
Reserve and the aggregate amount of Revolving Loans outstanding. Moreover, the sum of the aggregate amount of Loans (including Swing Loans) plus the Letter of
                                                             ----
Credit Reserve shall not at any time exceed the sum of the Borrower Borrowing Base plus the lesser of the Permitted Amount and the RMSM Borrowing Base. The
     ----
Swing Loan Lender shall be entitled to rely on the most recent Borrowing Base Certificate delivered to the Agent. Within the limits set forth above, Swing Loans repaid may be reborrowed under this Section 2.1.4. All Swing Loans shall
                                          -------------
be made as Base Rate Loans.

     (b) Each Swing Loan shall be made upon such notice as the Swing Loan Lender and the Borrower shall agree. Upon fulfillment of the applicable conditions set forth in Section 11, the Swing Loan Lender will make each Swing Loan available
         ----------
to the Borrower.

     (c) The Agent shall notify each Lender, at such dates as Agent shall determine in its sole discretion, of the amount of the Swing Loans outstanding as of 12:00 P.M., Chicago time as of such date (each such date of notification being referred to herein as the "Swing Line
                                                                      ----------
Settlement Date") and each Lender's Percentage thereof.  Notwithstanding whether
---------------
the applicable conditions set forth in Section 11 are presently met or were met
                                       ----------
at the time of the Swing Loan, each Lender shall before 2:00 P.M., Chicago time, on the Swing Line Settlement Date make available to the Agent, in immediately available funds, the amount of its Percentage of the principal amount of all such Swing Loans. Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan to the Borrower in the amount of such payment. The Agent shall use such funds to repay the Swing Loan to the Swing Loan Lender. The Agent's books and records shall be conclusive and binding, absent manifest error, for all purposes of determining the Swing Loans outstanding at any time.

     2.2      Loan Procedures.
              ---------------

     2.2.1   Borrowing Procedures. Other than as contemplated under
             --------------------
Section 2.1.4 as to Swing Loans, the Borrower shall give written notice or telephonic notice (followed immediately by written confirmation thereof) to the Agent of each proposed borrowing not later than (a) in the case of a Base Rate borrowing, 12:00 P.M., Chicago time, on the Business Day of such borrowing, and
(b) in the case of a Eurodollar borrowing, 12:00 P.M., Chicago time, at least three Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Agent, shall be irrevocable, shall specify the date, amount and type of borrowing and, in the case of a Eurodollar borrowing, the initial Interest Period therefor, and shall specify that portion (if any) of the proceeds of such Loan which will be applied to repurchase Bonds (and if any portion of such proceeds are to be so applied, setting forth the aggregate balance of Bonds Repurchase Loans outstanding after giving effect to such borrowing). Promptly upon receipt of such notice, the Agent shall advise each Lender thereof. Not later than 1:00 P.M., Chicago time, on the date of a proposed borrowing, each Lender shall provide the Agent at the office specified by the Agent with immediately available funds covering such Lender's Percentage of such borrowing and, so long as the Agent believes in good faith that the conditions precedent set forth in Section 11 with respect to such borrowing have
                                  ----------
been satisfied, the Agent shall fund the borrowing request by paying over the funds so received by the Agent to the Borrower on the applicable borrowing date. Base Rate Loans and Eurodollar Loans may be outstanding at the same time, provided that (i) not more than seven Eurodollar Loans shall be outstanding at any one time, and (ii) the aggregate principal amount of each Eurodollar Loan shall at all times be at least $1,000,000 and an integral multiple of $1,000,000 each thereafter.

     2.2.2    Conversion and Continuation Procedures.
              --------------------------------------

     (a) Subject to the notice and request procedures of Section 2.2.1, the
                                                         -------------
Borrower may, from time to time, upon irrevocable written notice to the Agent in accordance with clause (b) below:

         (i) elect, as of any Business Day, to convert any Loans (or any part thereof in an aggregate amount not less than $1,000,000 or a higher integral multiple of $1,000,000) into Loans of the other type; or

         (ii) elect, as of the last day of the applicable Interest Period, to continue any Eurodollar Loan having an Interest Period expiring on such day (or any part thereof in an aggregate amount not less than $1,000,000 or a higher integral multiple of $1,000,000) for a new Interest Period.

     (b) The Borrower shall give written or telephonic (followed immediately by written confirmation thereof) notice to the Agent of each proposed conversion or continuation not later than (i) in the case of conversion into a Base Rate Loan, 12:00 P.M., Chicago time, at least three Business Days prior to the proposed date of such conversion and (ii) in the case of conversion into or continuation of a Eurodollar Loan, 12:00 P.M., Chicago time, at least three Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

         (i)      the proposed date of conversion or continuation;

         (ii)     the aggregate amount of the Loan to be converted or continued;

         (iii) the type of Loan resulting from the proposed conversion or continuation; and

         (iv) in the case of conversion into, or continuation of, Eurodollar Loans, the duration of the requested Interest Period therefor.

     (c) If upon the expiration of any Interest Period applicable to a Eurodollar Loan, the Borrower has failed to select timely a new Interest Period to be applicable to such Eurodollar Loan, the Borrower shall be deemed to have elected to convert such Eurodollar Loan into a Base Rate Loan effective on the last day of such Interest Period.

     (d) The Agent will promptly notify each Lender of its receipt of a notice of conversion or continuation pursuant to this Section 2.2.2 or, if no timely
                                               -------------
notice is provided by the Borrower, of the details of any automatic conversion.

     (e) Any conversion of a Eurodollar Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.
                                                   -----------

     2.3      Letter of Credit Procedures.
              ---------------------------

     2.3.1 L/C Applications. The Borrower shall give notice to the Agent of the
           ----------------
proposed issuance of each Letter of Credit on a Business Day that is at least three Business Days (or such lesser number of days as the Agent shall agree in any particular instance) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Borrower and in all respects satisfactory to the Agent, together with such other documentation as the Agent may request in support thereof, it being understood that each L/C Application shall specify, among other things, the Letter of Credit amount (there being no minimum or integral amounts for Letters of Credit and such amount not being deemed to violate Section 2.2.1),
                                                              -------------
the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the earlier to occur of (i) one year after the date of issuance thereof and (ii) five days prior to the end of the scheduled Term) and whether such Letter of Credit is to be transferable in whole or in part. In the event of any inconsistency between the terms of any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.

     2.3.2 Participation in Letters of Credit. Concurrently with the issuance of
           ----------------------------------
each Letter of Credit, the Initial Lender shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Initial Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Percentage, in the Initial Lender's reimbursement obligation to the Issuer for such Letter of Credit. The Agent hereby agrees, upon request of any Lender, to deliver to such Lender a list of all outstanding Letters of Credit arranged by Agent, together with such information related thereto as such Lender may reasonably request.

     2.3.3 Reimbursement Obligations. The Borrower hereby unconditionally and
           -------------------------
irrevocably agrees to reimburse the Initial Lender for each payment made by the Initial Lender with respect to the reimbursement obligations to the Issuer for payments and disbursements of the Issuer under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. In the event that the Borrower does not provide the Agent with immediately available funds (either by amounts received by the Agent from or on account of the Borrower for distribution to the Agent, the Initial Lender or the other Lenders under this Agreement or otherwise) sufficient to reimburse the Initial Lender as described above by 12:00 P.M., Chicago time, on the date such obligation arises, the Swing Loan Lender will be deemed to have automatically made a Swing Loan in the amount of such reimbursement obligation, with any excess deemed to automatically constitute a Revolving Loan to the Borrower, notwithstanding any failure to satisfy the conditions precedent set forth in Section 11.2. The Agent shall
                                              ------------
notify the Borrower whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of the Agent to so notify the Borrower shall not affect the rights of the Agent or the Lenders in any manner whatsoever.

     2.3.4 Limitation on Obligations of Agent and the Initial Lender. Any action
           ---------------------------------------------------------
taken or omitted to be taken by the Agent or the Initial Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Agent or the Initial Lender any liability to the Borrower or any Lender and shall not reduce or impair the Borrower's reimbursement obligations set forth in Section 2.3.3 or
                                                                -------------
otherwise or the obligations of the Lenders pursuant to Section 2.3.5 or
                                                        -------------
otherwise.

     2.3.5 Funding by Lenders to Agent. Subject to Section 2.1.4, promptly upon
           ---------------------------             -------------
receipt of notice from the Issuer that payment will be made upon a Letter of Credit, the Agent shall advise each Lender thereof. Not later than 1:00 P.M., Chicago time, on the date of such proposed payment, each Lender shall be obligated to pay to the Agent for the benefit of the Initial Lender, in full or partial payment of the purchase price of its participation in such reimbursement obligation, its pro rata share (according to its Percentage) of such payment (but no such payment shall diminish the obligations of the Borrower under
Section 2.3.3), and the Agent shall promptly notify each other Lender thereof.
-------------
Each Lender irrevocably and unconditionally agrees to so pay to the Agent in immediately available funds the amount of such Lender's Percentage of such payment.

     2.3.6 Return of Letters of Credit; Supporting Letters of Credit. If any
           ---------------------------------------------------------
Letter of Credit, whether or not then due and payable, shall for any reason be outstanding on the Termination Date or any other date upon which the Commitments are terminated, or if otherwise requested by Agent at any time that an Event of Default has occurred and is continuing, the Borrower shall either (i) cause all such Letters of Credit to be canceled and returned or (ii) deliver a standby letter (or letters) of credit in guarantee of such Letter of Credit, which standby letter (or letters) of credit shall be of like tenor and duration as, and in an amount equal to 105% of the Stated Amount of the Letters of Credit to which it relates and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to the Agent in its sole discretion, which standby letter (or letters) of credit shall be held by the Agent as security for, and to provide for the payment of, such outstanding Letters of Credit and the Agent's and Lenders' reimbursement obligations in respect thereof.

     2.4 Commitments Several. The failure of any Lender to make a requested Loan
         -------------------
on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender; provided, that the Agent may, in its sole discretion, offer to the other Lenders an opportunity to fund a Non-Funding Lender's portion of any Loan not made by such Non-Funding Lender and any such Lenders who elect to so fund such Non-Funding Lender's portion will have the rights set forth in Section 2.7.
                                                   -----------

     2.5 Certain Conditions. Notwithstanding any provision of this Agreement
         ------------------
other than Section 2.1.4(c) and Section 2.3.3, if an Event of Default or
           ---------------      -------------
Unmatured Event of Default exists, no Lender shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any Eurodollar Loan, and neither the Agent nor the Initial Lender shall have any obligation to arrange for the issuance of any Letter of Credit.

     2.6 Availability of Lender's Percentage. The Agent may assume that each
         -----------------------------------
Lender will make its Percentage of each Loan available to the Agent on each funding date. If such Percentage is not, in fact, paid to the Agent by such Lender when due, the Agent will be entitled to recover such amount on demand from such Lender without setoff, counterclaim or deduction of any kind. The failure of any Lender to make any Loan or to purchase any participation in any Letter of Credit on the date specified therefor (such Lender, a "Non-Funding
                                                                 -----------
Lender") shall not relieve any other Lender of its obligations to make such
------
Loans or purchase such participations on such date, but in accordance with
Section 2.4 hereof, only those other Lenders (if any) who elect to fund such
-----------
Non-Funding Lender's obligations under Section 2.4 and no other Lender nor the
                                       -----------
Agent shall be responsible for the failure of any Non-Funding Lender to make a Loan or purchase a participation by any Non-Funding Lender.

     2.7      Non-Funding Lenders.
              -------------------

     (a) Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Required Lenders") under this Agreement for any voting or
                ----------------
consent rights under or with respect to any Loan Document; provided, however, that if any Lender making the election under Section 2.4 advances funds to
                                             -----------
Borrower on behalf of any

Non-Funding Lender in accordance with Section 2.4, such Lenders shall be
                                      -----------
permitted to exercise the voting or consent rights of the Non-Funding Lender under the Agreement ratably in accordance with the amount of such funds provided by such Lenders. If any Lender is a Non-Funding Lender and any Lender making the election under Section 2.4 advances funds to Borrower on behalf of a Non-Funding
               -----------
Lender, then such Non-Funding Lender shall owe such Lenders the amount of such advance plus interest accrued on such advance at the Base Rate plus 2.00% (a "Defaulted Advance Amount") ratably in accordance with the amount of such funds
 ------------------------
provided by such Lenders. So long as a Non-Funding Lender owes a Defaulted Advance Amount, if the Agent receives a payment or proceeds to be paid to such Non-Funding Lender under this Agreement but for this Section 2.7, then the Agent
                                                     -----------
shall make such payment to any Lender making the election under Section 2.4 in
                                                                -----------
an amount not to exceed the Defaulted Advance Amount and any remaining amount shall otherwise be applied pursuant to Section 7.2. The rights and remedies
                                       -----------
under this Section 2.7 are in addition to other rights and remedies that the
           -----------
Lenders, the Agent or any other party may have against such Non-Funding Lender with respect to any Defaulted Advance Amount.

     (b) The Agent may, at its option, notify any Non-Funding Lender of its intention to replace such Non-Funding Lender with a substitute Lender (a "Substitute Lender") for such Non-Funding Lender. If the Agent obtains a
 -----------------
Substitute Lender within 120 days following notice of its intention to do so, the applicable Non-Funding Lender must sell and assign its Loans and participations in Letters of Credit to such Substitute Lender for an amount equal to the principal balance of all Loans and Letters of Credit held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of such sale.

     SECTION 3.        NOTES EVIDENCING LOANS.

     3.1 Notes. The Revolving Loans of each Lender shall be evidenced by a
         -----
promissory note (each, a "Revolving Note") substantially in the form set forth
                          --------------
in Exhibit A-1, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Percentage of the Commitment. Each Revolving Note shall be payable in full on the Termination Date to the order of the applicable Lender in an amount equal to the aggregate unpaid principal amount of all of such Lender's Revolving Loans. The Swing Loans of Swing Loan Lender shall be evidenced by a promissory note (a "Swing Loan Note")
                                                              ---------------
substantially in the form set forth in Exhibit A-2, with appropriate insertions, payable to the order of Swing Loan Lender in a face principal amount equal to the Swing Loan Available Credit. The Swing Loan Note shall be payable in full on the Termination Date to the order of the Swing Loan Lender in an amount equal to the aggregate unpaid principal amount of all Swing Loans.

     3.2 Recordkeeping. Each Lender shall record in its records, or at its
         -------------
option on the schedule attached to its Note, the date and amount of each Loan made by such Lender, each repayment or conversion thereof and, in the case of each Eurodollar Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any Note to repay the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

     SECTION 4.        INTEREST.

     4.1      Interest Rates.  Borrower  promises to pay interest on the unpaid
              --------------
principal amount of the Loans for the period commencing on the date of such Loans until such Loans are paid in full as follows:

     4.1.1    Loans.
              -----

     (a) at all times while any Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus 0.50%; and

     (b) at all times while any Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Adjusted Eurodollar Rate applicable to each Interest Period for such Loan plus 2.75%.

     4.1.2    Default  Rate. At any time an Event of Default  exists the
              -------------
interest rate applicable to each Loan shall be the rate set forth in
Section 4.1.1 plus 2%.
-------------

     4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan shall
         ----------------------
be payable monthly in arrears on the last Business Day of each month and at maturity. Accrued interest on each Eurodollar Loan shall be payable on the last day of each Interest Period relating to such Loan and at maturity. After maturity and during the existence of an Event of Default, accrued interest on all Loans shall be payable on demand.

     4.3 Setting and Notice of Eurodollar Rates. The applicable Adjusted
         --------------------------------------
Eurodollar Rate for each Interest Period shall be determined by the Agent, and notice thereof shall be given by the Agent promptly to the Borrower and each Lender. Each determination of the applicable Adjusted Eurodollar Rate by the Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Agent shall, upon written request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing the computations used by the Agent in determining any applicable Adjusted Eurodollar Rate hereunder.

     4.4 Computation of Interest. All computations of interest shall be computed
         -----------------------
for the actual number of days elapsed on the basis of a year of 360 days. The applicable interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate.

     SECTION 5.        FEES.

     5.1 Unused Line Fee. The Borrower agrees to pay to the Agent for the
         ---------------
account of each Lender an unused line fee, for the period from the Closing Date to the Termination Date at a rate per annum of 0.375% of the difference between
(a) the Maximum Amount and (b) the average for the period of the daily closing balances of the aggregate Loans and undrawn face amount of the Letters of Credit. Such unused line fee shall be payable monthly in arrears on the first Business Day of each month following the month for which such fee is calculated and on the Termination Date for any period then ending for which such unused line fee shall not have theretofore been paid. The unused line fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

     5.2      Letter of Credit Fees.
              ---------------------

     (a) The Borrower agrees to pay to the Agent for the account of the Lenders a letter of credit fee for each Letter of Credit in an amount equal to 2.75% per annum on the daily outstanding balance of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days). Such letter of credit fee shall be payable in arrears on the last Business Day of each month and on the Termination Date for the period from the date of the issuance of each Letter of Credit to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

     (b) In addition, with respect to each Letter of Credit, the Borrower agrees to pay to Agent such fees and expenses as Agent or the Initial Lender incurs or is responsible for in connection with the issuance, negotiation, processing and/or administration of such Letters of Credit.

     5.3      Termination  Fees.  The  Borrower  agrees to pay to the Agent for
              -----------------
the account of the Lenders an early termination fee if the Original Term ends for any reason prior to April 30, 2003, as indicated below:

              2.0% of the Maximum Amount through the first anniversary of the Closing Date;

              1.0% of the Maximum Amount after the first anniversary of the Closing Date through the second anniversary of the Closing Date; and

              0.5% of the Maximum Amount after the second anniversary of the Closing Date until April 30, 2003.

     5.4 Audit Fees. With respect to any examination or audit of any Credit
         ----------
Party, the Borrower agrees to pay to the Agent audit fees of $800 per person per day (subject to any increases in the audit fee as Agent may implement in its discretion) for field examiners plus reasonable travel, hotel and other out-of-pocket expenses.

     5.5 Additional Fees. The Borrower agrees to pay to the Agent such
         ---------------
additional fees as are set forth in the fee letter dated as of the Closing Date between Agent and the Borrower and such other fees as agreed upon by the Borrower, the Agent and/or the Lenders from time to time.

     5.6      Fees  Nonrefundable.  All fees paid pursuant to this Section 5
              -------------------                                  ---------
(including the fee letter referenced in Section 5.5) are fully earned and
                                        -----------
nonrefundable upon payment.

     SECTION 6.        PREPAYMENTS.

     6.1 Voluntary Prepayments. In addition to applications under Section 7.1,
         ---------------------                                    -----------
the Borrower may from time to time prepay the Loans in whole or in part; provided that any such prepayment is applied pursuant to the priorities set forth in Section 7.2. The Borrower shall give the Agent (which
         -----------
shall promptly advise each Lender) notice thereof not later than 12:00 P.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment.

     6.2      Mandatory Prepayments.
              ---------------------

     (a) If at any time and for any reason, (v) the sum of the aggregate amount of outstanding Loans plus the Letter of Credit Reserve exceeds the sum of the
                     ----
Borrower Borrowing Base plus the lesser of the Permitted Amount and the RMSM
                        ----
Borrowing Base, (w) the sum of the aggregate amount of outstanding Loans plus
                                                                         ----
the Letter of Credit Reserve exceeds the Maximum Amount, (x) the sum of the aggregate amount of outstanding Loans plus the Letter of Credit Reserve exceeds
                                      ----
the Aggregate Borrowing Base, or (z) any component of the Loans or Letters of Credit exceed such other limits designated under the lending formulas, eligibility criteria, or other limits set forth in this Agreement, the Borrower shall immediately prepay the Loans or return and/or collateralize the outstanding Letters of Credit (in accordance with Section 2.3.6) or do a
                                                  -------------
combination of the foregoing as Agent shall designate in amounts sufficient to eliminate such excess.

     6.3      All Prepayments.  Any prepayment of a Eurodollar  Loan on a day
              ---------------
other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4.
                                                             -----------

     SECTION 7.        MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 Making of Payments. All payments under this Agreement (including
         ------------------
collections received in the Payment Account) shall be made by the Borrower to the Agent in immediately available funds and in Dollars to the Payment Account (as provided in Section 10.14(a)) or such other place as the Agent may designate
                ---------------
from time to time, not later than 12:00 P.M., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall remit to each Lender or other holder of a Note its share of all such payments received in collected funds by the Agent for the account of such Lender or holder as described in
Section 7.7.
-----------

         The Agent shall be entitled to charge the Borrower for two (2) Business Days `clearance' or `float' at the rate then applicable to Base Rate Loans on all collections received under Section 10.14 in the Payment Account. The parties
                               -------------
agree that such charges shall be for the exclusive benefit of the Agent.

         The Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance or (at the Agent's election) the Swing Loan balance on behalf of the Borrower and cause to be paid all fees, expenses, costs, interest and other amounts owing by the Obligors under this Agreement or any of the other Loan Documents as and when due, even if the amount of such charges would exceed Borrowing Availability at such time. At the Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan (or Swing Loan, as applicable) hereunder.

     7.2 Application of Payments. So long as no Event of Default has occurred
         -----------------------
and is continuing, all amounts received by the Agent or the Lenders from or on account of Borrower or RMSM for distribution to the Agent or the Lenders under this Agreement will be distributed and applied as described in Section 7.7 in
                                                               -----------
the following order: first, to the Swing Loan Lender for all amounts owing under
                     -----
the Swing Loans; second, to any fees and reimbursable expenses of Agent then due
                 ------
and payable pursuant to any of the Loan Documents; third, to the ratable payment
                                                   -----
of any fees and reimbursable expenses due and payable to the Lenders under any of the Loan Document; fourth, to interest then due and payable on the Revolving
                      ------
Loans; fifth, to the principal balance of the Revolving Loans; provided that no
       -----                                                   --------
amount shall be applied to the principal balance of the Bonds Repurchase Loans unless and until all other outstanding Revolving Loans have been paid in full and, provided further, that amounts applied to the principal balance of the
     -------- -------
Bonds Repurchase Loans shall be applied ratably to such Loans; and sixth, at
                                                                   -----
Agent's election, to any Letter of Credit of Borrower to provide cash collateral therefor until all Letters of Credit have been fully cash collateralized. The Commitments shall not be permanently reduced by the amount of any such prepayments. Subject to the priorities set forth in this Section 7.2,
                                                         -----------
application on account of principal due on the Loans will be made by the Agent
(i) first to all Base Rate Loans and (ii) only when no Base Rate Loans are outstanding, to Eurodollar Rate Loans; provided, that prior to the expiration of the Interest Period applicable to such Eurodollar Rate Loans, the Agent shall (unless the Borrower requests otherwise and pays any resulting costs under
Section 8.4 or unless the Agent waives payment of such costs) retain such
-----------
balances as cash collateral for the applicable Borrower's obligations and liabilities under this Agreement until applied to such Eurodollar Rate Loans at the expiration of such Interest Period (it being agreed that neither the Agent nor the Lenders will be obligated to Borrower for any interest accrued on such balances and that, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, such balances will be available to Borrower for use under this Agreement). Notwithstanding anything in this Agreement to the contrary, during the continuance of an Event of Default each of the Obligors irrevocably waives the right to direct the application of any and all payments at any time or times after the Closing Date received by the Agent for the account of itself or the Lenders from the Obligors or with respect to any of the Collateral and irrevocably agrees that the Agent shall have the continuing exclusive right to apply and reapply any and all such payments against the Obligations as the Agent may deem advisable.

     7.3 Due Date Extension. If any payment of principal or interest with
         ------------------
respect to any of the Notes or of unused line fees or Letter of Credit fees falls due on a day that is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a Eurodollar Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4 Setoff. Each Obligor agrees that the Agent and each Lender have all
         ------
rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Obligor agrees that at any time any Event of Default exists, the Agent and each Lender may apply to the payment of any obligations of the Borrower hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of any Obligor then or thereafter with the Agent or such Lender.

     7.5 Proration of Payments. If any Lender shall obtain any payment or other
         ---------------------
recovery (whether voluntary, involuntary, by application of offset or otherwise, but excluding any payment pursuant to Section 8.7 or 14.9) on account of
                                      -----------    ----
principal of or interest on any Loan (or on account of its participation in the reimbursement obligation for any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of principal of and interest on such Loans (or such participation) then held by them calculated in accordance with the priorities set forth in Section 7.2, such
                                                               -----------
Lender shall purchase from the other Lenders such participations in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them, or, at the request of the Agent, deliver the excess payment for distribution to the Lenders in accordance with this Agreement; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.6 Taxes. All payments of principal of, and interest on, the Loans and all
         -----
other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (all nonexcluded items being called "Taxes"). If any withholding or deduction from any payment to be made by Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then Borrower will:

     (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

     (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

     (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalty, interest and expense) as is necessary so that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

         If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this

Section 7.6, a distribution hereunder by the Agent or any Lender to or for the
-----------
account of any Lender shall be deemed a payment by Borrower.

        The obligations of the Borrower under this Section 7.6 are subject to
                                                   -----------
the limitation set out in Section 14.9.1.
                          --------------

     7.7 Settlement Among Lenders. On the second Business Day of each calendar
         ------------------------
week or more frequently as determined by the Agent (each, a "Settlement Date"), the Agent will advise each Lender by telephone or telecopy of the amount of such Lender's Percentage of principal, interest and fees paid to the Agent for the benefit of the Lenders under this Agreement. Subject to Section 2.7, the Agent
                                                        -----------
will pay to each Lender such Lender's Percentage of principal, interest and fees paid by the Borrower since the previous Settlement Date for the benefit of such Lender. Such payments will be made by wire transfer to such Lender's account (as set forth under such Lender's name on the signature page to this Agreement or as specified in the applicable Assignment Agreement) not later than 1:00 P.M., Chicago time, on each Settlement Date.

     SECTION 8.        INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.

     8.1      Increased Costs.
              ---------------

     (a) If, after the date hereof, the adoption of any applicable law, rule or regulation of the United States, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency of the United States charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

         (i) shall subject any Lender to any tax, duty or other charge with respect to its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal executive office is located);

         (ii) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or similar
                                 ---------
      requirement against assets of, deposits with or for the account of, or credit extended by any Lender; or

         (iii) shall impose on any Lender any other condition affecting its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to (or to impose a cost on) such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note with respect thereto, then upon demand by such Lender to the Agent and by the Agent to the Borrower (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), the Borrower shall pay to the Agent for the benefit of such Lender such additional amount as will compensate such Lender for such increased cost or such reduction.

     (b) If any Lender shall determine that the adoption or phase-in of any applicable law, rule or regulation of the United States regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency of the United States charged with the interpretation or administration thereof, or compliance by any Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder or under any Letter of Credit to a level below that which such Lender or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, upon demand by such Lender to the Agent and by the Agent to the Borrower (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), the Borrower shall pay to the Agent for the benefit of such Lender such additional amount or amounts as will compensate such Lender or such controlling Person for such reduction.

     8.2 Basis for Determining Interest Rate Inadequate or Unfair.  If with
         --------------------------------------------------------
respect to any Interest Period:

     (a) deposits in Dollars (in the applicable amounts) are not being offered to the Reference Bank in the interbank eurodollar market for such Interest Period, or the Agent otherwise determines (which determination, if made in good faith, shall be binding and conclusive on the Borrower) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

     (b) Lenders having an aggregate Percentage of 55% or more advise the Agent in writing that the Adjusted Eurodollar Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of maintaining or funding such Eurodollar Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 8.1) or that the making or
                                            -----------
funding of Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement;

then the Agent shall promptly notify the other parties thereof and, so long as
----
such circumstances shall continue, (i) no Lender shall be under any obligation to make or convert into Eurodollar Loans and

(ii) on the last day of the current Interest Period for each Eurodollar Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

     8.3 Changes in Law Rendering Eurodollar Loans Unlawful. If any change in
         --------------------------------------------------
(including the adoption of any new) applicable law or regulation of the United States, or any change in the interpretation of applicable law or regulation of the United States by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund Eurodollar Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Lender shall have no obligation to make or convert into Eurodollar Loans (but shall make Base Rate Loans concurrently with the making of or conversion into Eurodollar Loans by the Lenders which are not so affected, in each case in an amount equal to such Lender's pro rata share of all Eurodollar Loans which would be made or converted into at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each Eurodollar Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurodollar Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a Eurodollar Loan (an "Affected Loan") shall remain outstanding for the same period as the Eurodollar Loans of which such Affected Loan would be a part absent such circumstances.

     8.4 Funding Losses. The Borrower hereby agrees that upon demand by any
         --------------
Lender to the Agent and by the Agent to the Borrower (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan) as a result of (a) any payment, prepayment or conversion of any Eurodollar Loan of such Lender on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 8.3) or (b) any failure of
                                           -----------
Borrower to borrow or convert any Loan on a date specified therefor in a notice of borrowing or conversion pursuant to this Agreement. Any indemnification obligation of the Borrower under this Section 8.4 will be paid to the Agent for
                                      -----------
the benefit of the applicable Lenders. For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 Notices by Lenders. Each Lender will promptly notify the Borrower and
         ------------------
the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to Section 8.1,
                                                                   -----------
8.2, 8.3 or 8.4. If any Lender fails to give such notice within forty-five days
---  ---    ---
after it obtains knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to the applicable Section hereof, only be entitled to payment under such Section for costs incurred from and after the date forty-five days prior to the date that such Lender does give such notice.

     8.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any
         ---------------------------------------------
provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this

Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

     8.7 Mitigation of Circumstances; Replacement of Lenders. In the event
         ---------------------------------------------------
Borrower becomes obligated to pay additional amounts to any Lender pursuant to
Section 8.1, the Borrower or the Agent may designate another lender which is
-----------
acceptable to the Agent in its reasonable discretion (such other lender being herein called a "Replacement Lender") to purchase the Loans of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid fees in respect of such Lender's Commitments and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder (other than indemnities and other similar rights applicable to such Lender prior to the date of such assignment and assumption) and shall be relieved from all obligations to the Borrower hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

     8.8 Conclusiveness of Statements; Survival of Provisions. Determinations
         ----------------------------------------------------
and statements of any Lender pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be
                                         -----------  ---  ---    ---
conclusive absent manifest error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and
                                                      ------------     ---
the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.

     SECTION 9.        REPRESENTATIONS AND WARRANTIES.

         To induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and arrange for and purchase participations in Letters of Credit hereunder, the Credit Parties executing this Agreement, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Agreement:

     9.1 Organization. Each Credit Party is duly organized, validly existing and
         ------------
in good standing under the laws of its jurisdiction of organization. Each Credit Party is in good standing and is duly qualified to do business in each jurisdiction where, because of the nature of its respective activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

     9.2 Authorization; No Conflict. Each Obligor is duly authorized to execute
         --------------------------
and deliver the Loan Documents to which it is a party, the Borrower is duly authorized to borrow monies hereunder and each Obligor is and will continue to be duly authorized to perform its obligations under the Loan Documents. The execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which it is a party, and the borrowings by the Borrower hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority that has not been obtained, (b) conflict with (i) any provision of applicable law, (ii) the Governing Documents of any Obligor, (iii) any material agreement binding upon any Obligor, or its properties or assets or
(iv) any court or administrative order or decree applicable to any Obligor or
(c) require, or result in, the creation or imposition of any Lien on any asset of any Obligor (other than Liens in favor of the Agent created pursuant to the Loan Documents and Liens on the Shared Collateral in favor of the Trustee pursuant to the Bond Indenture).

     9.3 Validity and Binding Nature. Each of this Agreement and the other Loan
         ---------------------------
Documents to which any Obligor is a party is the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, as such enforceability shall be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

     9.4 Financial Condition. The unaudited consolidated financial statements of
         -------------------
the Borrower and its Subsidiaries for the portion of 2000 to and including October 31, 2000, copies of which have been furnished prior to the Closing Date to the Agent, were prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) and fairly present the financial position and results of operations of the Borrower and its consolidated Subsidiaries for the period covered thereby. No Credit Party has any liability or unusual or long-term commitment (other than pursuant to the transactions contemplated hereby to occur on the Closing Date) that could reasonably be expected to have a Material Adverse Effect and that is not reflected in the financial statements referred to above or in the footnotes to the September 30, 2000 consolidated financial statements of the Borrower and its Subsidiaries previously delivered to the Agent.

     9.5      No Material Adverse Change.  Since December 31, 1999, there has
              --------------------------
been no Material Adverse Effect.

     9.6 Litigation and Contingent Liabilities. No injunction or temporary
         -------------------------------------
restraining order prohibits the making of the Loans or the issuance of the Letters of Credit and no litigation (including derivative actions), arbitration proceeding, governmental investigation or other proceeding is pending or, to any Credit Party's knowledge, is threatened in writing against any Credit Party that could reasonably be expected to have a Material Adverse Effect. Item 9.6 of the
                                                                ---------------
Disclosure Schedule sets forth all material pending and, to the knowledge of the
-------------------
Credit Parties, threatened, litigation, investigations and proceedings against any Credit Party.

     9.7  Ownership of Properties;  Liens.  The Credit  Parties own good title
          -------------------------------
to all of their respective properties and assets, free and clear of all Liens, charges and claims except as permitted pursuant to Section 10.8.
                                                   ------------

     9.8 Subsidiaries. Set forth in Item 9.8 of the Disclosure Schedule is a
         ------------               -----------------------------------
complete and accurate list of each Credit Party and each direct and indirect Subsidiary of each Credit Party, and a complete and accurate designation of the owners of each Credit Party (other than Borrower) and each direct and indirect Subsidiary of each Credit Party, and the percentage ownership of each such owner as of the Closing Date. Other than as set forth in Item 9.8 of the Disclosure
                                                   --------------------------
Schedule, there
--------
are no subscriptions, options, warrants or calls relating to any equity or other ownership interests relating to any Credit Party, including without limitation, any right of conversion or exchange. Except as set forth in Item 9.8 of the
                                                            ---------------
Disclosure Schedule, no Credit Party is subject to any obligation (contingent or
-------------------
otherwise) to repurchase or otherwise acquire or retire any equity or other ownership interests of such Credit Party.

     9.9 Pension and Welfare Plans.
         -------------------------

     (a) No steps have been taken to terminate any Pension Plan which could give rise to any liability on the part of any Obligor or any other member of the Controlled Group as of the Closing Date or the date of the making of any Loan or the issuance of any Letter of Credit; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; and no condition exists or event or transaction has occurred with respect to any Pension Plan that could result in the incurrence by any Obligor or any other member of the Controlled Group of any material liability, excise tax, fine or penalty. No Obligor nor any other members of the Controlled Group has contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     (b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Obligor or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; no Obligor nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan, received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred that, if continued, might result in a withdrawal or partial withdrawal from any such plan; and no Obligor nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

     9.10  Investment  Company Act. No Credit Party is an "investment company"
           -----------------------
or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     9.11  Public Utility Holding Company Act. No Credit Party is a "holding
           ----------------------------------
company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

     9.12 Regulation U. No Credit Party is engaged principally, or as one of its
          ------------
important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     9.13  Taxes. Each Credit Party has filed all tax returns and reports
           -----
required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books and any taxes which are accrued and not yet payable.

     9.14  Solvency, etc.
           -------------

           On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each Obligor's assets will exceed its liabilities and (b) each Obligor will be solvent, will be able to pay its debts as they mature, will own property with a value both at fair valuation and at present fair saleable value materially greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     9.15  Environmental Matters.
           ---------------------

     (a)   No Violations. Except as set forth in Item 9.15 of the Disclosure
           -------------                         ---------------------------
Schedule, no Credit Party nor any operator of any Credit Party's properties is
--------
in violation, or alleged violation, of any judgment, decree, order, law, permit, license, rule or regulation pertaining to Environmental Matters or any Environmental Law, that in any single case, requires expenditures in any three-year period of $1,000,000 or more by such Credit Party in penalties and/or for investigative, removal or remedial actions.

     (b)   Notices. Except as set forth in Item 9.15 of the Disclosure Schedule,
           -------                         ------------------------------------
no Credit Party has received notice from any third party, including any federal, state or local governmental authority: (a) that such Credit Party has been identified by the U.S. Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (b) that any Hazardous Substance, that such Credit Party has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted a remedial investigation, removal or other response action pursuant to any Environmental Law that, in any single case, requires expenditures in any three-year period of $1,000,000 or more by such Credit Party in penalties and/or for investigative, removal or remedial actions; (c) that such Credit Party must conduct a remedial investigation, removal, response action or other activity pursuant to any Environmental Law that, in any single case, requires expenditures in any three-year period of $1,000,000 or more by such Credit Party in penalties and/or for investigative, removal or remedial actions; or (d) of any Environmental Claim that, in any single case, requires expenditures in any three-year period of $1,000,000 or more by such Credit Party in penalties and/or for investigative, removal or remedial actions.

     (c)   Handling of Hazardous Substances. Except as set forth in Item 9.15 of
           --------------------------------                         ------------
the Disclosure Schedule, (i) no portion of the real property or other assets of
-----------------------
any Credit Party has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance in all material respects with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties that, in any single case, requires expenditures in any three-year period of $1,000,000 or more by such Credit Party in penalties and/or for investigative, removal or remedial actions; (ii) in the course of any activities conducted by any Credit Party, or the operators of any real property of any Credit Party, no Hazardous Substances have been generated or are being used on such properties except in accordance in all material respects with applicable Environmental Laws; (iii) there have been no Releases or threatened Releases of Hazardous Substances on, upon, into or from any real property or other assets of any Credit Party, which Releases singly or in the aggregate might reasonably be expected to have a material adverse effect on the value of such real property or assets; (iv) there have been no Releases on, upon, from or into any real property in the vicinity of the real property or other assets of any Credit Party that, through soil or groundwater contamination, may have come to be located on, and that might reasonably be expected to have a material adverse effect on the value of, the real property or other assets of such Credit Party; and (v) any Hazardous Substances generated by any Credit Party have been transported offsite only by properly licensed carriers and delivered only to treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities to the knowledge of the Credit Parties have been and are operating in compliance in all material respects with such permits and applicable Environmental Laws.

     (d)   Investigations. Except as set forth in Item 9.15 of the Disclosure
           --------------                         ---------------------------
Schedule, each Credit Party has taken all steps required by Environmental Laws
--------
to investigate the past and present condition and usage of the real property of such Credit Party and the operations conducted by such Credit Party and the operations conducted by such Credit Party with regard to environmental matters.

     (e)   The matters identified in Item 9.15 of the Disclosure Schedule,
                                     ------------------------------------
individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     9.16  [Intentionally omitted]
            ---------------------

     9.17  Insurance. Set forth in Item 9.17 of the Disclosure Schedule is a
           ---------               ------------------------------------
complete and accurate summary of the property and casualty insurance program of each Credit Party as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving such Credit Party).

     9.18  [Intentionally omitted]
            ---------------------

     9.19  Information. All information heretofore or contemporaneously herewith
           -----------
furnished in writing by any Obligor to the Agent or any Lender for purposes of or in connection with this Agreement (including without limitation information furnished with respect to any other Credit Party) and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Obligor to the Agent or any Lender pursuant hereto or in connection herewith (including without limitation information furnished with respect to any other Credit Party) will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Agent and the Lenders that any projections and forecasts provided by any Obligor are based on good faith estimates and assumptions believed by such Obligor to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

     9.20  Intellectual Property. Each Credit Party owns and possesses or has a
           ---------------------
license or other right to use all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the business of such Credit Party, without any infringement upon rights of others that could reasonably be expected to have a Material Adverse Effect.

     9.21  Burdensome  Obligations.  No Credit Party is party to any  agreement
           -----------------------
or contract or subject to any corporate or organization restriction that could reasonably be expected to have a Material Adverse Effect.

     9.22  Labor Matters. Except as set forth in Item 9.22 of the Disclosure
           -------------                         ---------------------------
Schedule, no Credit Party is subject to any labor or collective bargaining
--------
agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any Credit Party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Item 9.22 of the
                                                          ----------------
Disclosure Schedule sets forth all existing or threatened strikes or other
-------------------
material labor disputes involving any Credit Party. Hours worked by and payment made to employees of each Credit Party are not in violation in any material respect of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters.

     9.23  No Default. No Event of Default or Unmatured Event of Default exists
           ----------
or would result from the incurring by any Obligor of any Debt hereunder or under any other Loan Document. No Credit Party is in default with respect to any indenture, loan agreement, lease, deed, contract or other agreement to which such Credit Party is a party, that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     9.24  Material Licenses. Except as disclosed in Item 9.15 of the Disclosure
           -----------------                         ---------------------------
Schedule, each material license is in full force and effect and no event has
--------
occurred or failed to occur which with the giving of notice or passage of time or both would constitute a default under any such license and each Credit Party has, and is current and in good standing with respect to, all governmental approvals, permits, certificates, inspections, consents and franchises necessary to continue to conduct its business as heretofore conducted, and to own or lease and operate the properties now owned or leased by it.

     9.25  No  Violations.  No Credit Party is in violation of any applicable
           --------------
statute, regulation or ordinance of any governmental entity, or of any agency thereof, which could reasonably be expected to have a Material Adverse Effect.

     9.26  Locations. The offices or locations where each Obligor keeps the
           ---------
Collateral and books and records concerning the Collateral, including, without limitation, computer programs, printouts and other computer materials, are at the locations set forth in Item
                                                                          ----
9.26 of the Disclosure Schedule (as such Item is amended from time to time to
-------------------------------
include additional locations permitted under Section 10.28), and the addresses
                                             -------------
specified on such schedule include and designate each Obligor's chief executive office, chief place of business and other offices and places of business and are the Obligors' sole offices and places of business. Item 9.26 of the Disclosure
                                                   ---------------------------
Schedule separately identifies all of such offices or locations which are not
--------
owned by an Obligor and sets forth the respective owners thereof.

     9.27  Names. No Obligor has, during the preceding five years, been known as
           -----
or used any other corporate, trade or fictitious name, except as disclosed in
Item 9.27 of the Disclosure Schedule.
------------------------------------

     9.28  First Priority Perfected Liens.  The Liens granted to the Agent
           ------------------------------
pursuant to the Loan Documents are fully perfected first priority Liens in and to the Collateral, subject only to the Liens permitted by Section 10.8.
                                                          ------------

     9.29  Accounts and Inventory Warranties and Representations. With respect
           -----------------------------------------------------
to its Accounts and Inventory, each of Borrower and RMSM represents and warrants to the Agent that the Agent may rely, in determining which items of Accounts and Inventory listed on any schedule of Accounts and Inventory are Eligible Accounts and Eligible Inventory, on all statements or representations made by Borrower and RMSM or with respect to any such schedule and, unless otherwise indicated in writing by Borrower or RMSM, that such Accounts and Inventory meet all of the required criteria of Eligible Accounts and Eligible Inventory.

     9.30  Bank Accounts.  Item 9.30 of the Disclosure Schedule sets forth the
           -------------   ------------------------------------
account numbers and locations of all bank accounts of the Obligors.

     9.31  Business  Activities.  As of the Closing Date, (i) each of the
           --------------------
Credit Parties (other than Oregon Steel de Guayana, Inc., OSM Glassification, Inc., Glassification International Ltd., New CF&I, OSM Distribution, Inc., Oregon Steel Mills Processing, Inc., Camrose Pipe Corporation and Canadian National Steel Corporation) is engaged in the business of producing, processing, selling and distributing custom plate and hot rolled coil for welded pipe and tubing, (ii) each of Oregon Steel de Guayana, Inc., OSM Glassification, Inc. and Glassification International Ltd. is not engaged in any business activity or maintains any material assets or liabilities, and (iii) each of New CF&I, OSM Distribution, Inc., Oregon Steel Mills Processing, Inc., Camrose Pipe Corporation and Canadian National Steel Company is engaged solely in the business of acting as the general partner and/or holding company, as applicable, of those entities identified in Item 9.8 of the Disclosure Schedule as
                                -----------------------------------
Subsidiaries of such Person.


         SECTION 10.   COVENANTS.

         Until the expiration or termination of the Commitments and thereafter until all Obligations are paid in full and all Letters of Credit have been terminated, each Obligor jointly and severally agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing:

         10.1  Reports, Certificates and Other Information.
               -------------------------------------------

         10.1.1   Financial Information.  The Borrower will furnish to the Agent
                  ---------------------
 and all Lenders:

               (i) as soon as available, but not later than ninety days after the close of each Fiscal Year of the Borrower hereafter, audited consolidated and unaudited consolidating financial statements of the Borrower and its consolidated Subsidiaries as at the end of such year certified by a firm of independent certified public accountants of recognized standing, acceptable to the Agent and selected by the Borrower, together with any management letter or other letters or certificates supplied by the Borrower to such accountants;

               (ii) concurrently with the delivery of the financial statements described in subsection (i) above, (a) a statement in reasonable detail showing the calculations used in determining the financial covenants, and (b) a certificate of such certified public accountants to the effect that, based upon their examination of the affairs of the Borrower and its Subsidiaries performed in connection with the preparation of said financial statements, they are not aware of the existence of any condition or event which constitutes or would, upon notice or lapse of time or both, constitute an Event of Default or, if they are aware of such condition or event, the nature thereof;

               (iii) as soon as available, but not later than thirty days after the end of each month thereafter, unaudited interim internal consolidated and consolidating income statements, unaudited internal consolidated and consolidating balance sheets and unaudited internal consolidated and consolidating statements of cash flows, and thirty days after the end of each Fiscal Quarter, a statement by the Borrower's principal financial officer showing in reasonable detail the calculations used in determining the financial covenants set forth in Sections 10.6 and declaring that all such financial statements were prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) and fairly present the financial position and results of operations of the Borrower and its consolidated Subsidiaries for such period;

               (iv) as soon as possible, but not later than forty-five days following the beginning of each Fiscal Year, a copy of the Borrower's operating plan for such Fiscal Year, as approved by the Board of Directors of the Borrower, which shall include on a consolidated basis for Borrower and its Subsidiaries quarterly cash flow projections, quarterly balance sheet projections and projected monthly income statements, and a Capital Expenditure budget, all in reasonable detail, and accompanied by a certificate of the Borrower's principal financial officer to the effect that (i) such projections, plan and budget were prepared by the Borrower in good faith, (ii) the Borrower has a reasonable basis for the assumptions contained in such projections plan and budget, and (iii) such projections plan and budget have been prepared in accordance with such assumptions;

               (v) as soon as possible, but not later than the twentieth day after each calendar month or at such other times as may be requested by Agent from time to time hereafter, (a) an accounts receivable aging report for such month, (b) a calculation of ineligible Accounts and Inventory for such month, and (c) stock ledger reports for such month by category reconciled to the general ledger for such month; and

               (vi) as soon as possible, but not later than the tenth day after filing by Borrower, (a) 10-Q quarterly reports, Form 10-K annual reports and Form 8-K current reports, (b) any other filings made by any Credit Party with the SEC and (c) any other information that is provided by Borrower to its shareholders generally.

         10.1.2 Notice of Default, Litigation and ERISA Matters. Promptly upon
                -----------------------------------------------
any Obligor becoming aware of any of the following, the Borrower will furnish to the Agent written notice describing the same and summarizing the steps being taken by the applicable Credit Party affected thereby with respect thereto:

         (a) the occurrence of an Event of Default or an Unmatured Event of Default;

         (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by any Credit Party to the Lenders which has been instituted or, to the knowledge of such Credit Party, is threatened in writing against such Credit Party or to which any of the properties of any thereof is subject that could reasonably be expected to have a Material Adverse Effect;

         (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan that could result in the requirement that any Obligor or any other member of the Controlled Group furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan that could result in the incurrence by any member of the Controlled Group of any material liability, excise tax fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of any Obligor or any other member of the Controlled Group with respect to any post-retirement Welfare Plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

         (d) any cancellation or material change in any insurance maintained by any Credit Party;

         (e) any event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) that could reasonably be expected to have a Material Adverse Effect; or

         (f) any Lien (other than Liens permitted by Section 10.8) to which any
                                                     ------------
of the Collateral is subject, and any material setoff, claims, withholdings or other defenses to which any of the Collateral or the Agent's or any Lenders' rights with respect to the Collateral, are subject.

         10.1.3 Borrowing Base Certificates. On Thursday of each calendar week,
                ---------------------------
and at such other times as may be requested by the Agent from time to time hereafter, the Borrower shall deliver to the Agent a Borrowing Base Certificate for the 7-day period from Thursday of the prior week through Wednesday of such week, together with (i) a schedule reflecting all sales made, credits issued and collections received during such 7-day period and (ii) a schedule, updated not later than the twentieth day after each month, reflecting perpetual inventory by category, and reflecting the Permitted Amount, in each case as of the last day of such month, in each case with such supporting detail as Agent shall request. At such times as may be requested by Agent from time to time hereafter, each Credit Party shall deliver to the Agent (i) such additional schedules, certificates, reports and information with respect to the Collateral as the Agent may from time to time require and (ii) a collateral assignment of any or all items of Collateral to the Agent.

         10.1.4  Tax Returns. As soon as available with respect to each Fiscal
                 -----------
Year, the Borrower shall deliver to the Agent true and correct copies of the Obligors' respective federal and state income tax returns as filed and all schedules thereto.

         10.1.5  Other  Information.  From time to time the Borrower  shall
                 ------------------
deliver to the Agent such other information concerning any Credit Party as any Lender or the Agent may reasonably request.

         10.2    Books, Records and Inspections. Each Obligor shall, and shall
                 ------------------------------
cause each other Credit Party consolidated with Borrower for financial reporting purposes to, keep its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP, permit the Agent or any representative thereof to inspect the properties and operations of any Credit Party and permit at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), the Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with such Credit Party's officers and its independent auditors (and the Obligors hereby authorize such independent auditors to discuss such financial matters with the Agent or any representative thereof), and to examine (and, at the expense of the Obligors, photocopy extracts from) any of its books or other records; and permit the Agent and its agents and employees to inspect the Inventory and other tangible assets of such Credit Party; and to inspect, audit, check and make copies of and extracts from the books, records, computer data and records, computer programs, journals, orders, receipts, correspondence and other data relating to Accounts and Inventory or any other Collateral; provided, that so long as no Event of Default has occurred and is continuing, the Agent will conduct no more than four inspections under this Section 10.2 in any calendar year. All such inspections
                       ------------
or audits by the Agent shall be at the Borrower's expense as described in
Section 5.4.
-----------

         10.3    Maintenance of Property; Insurance.  Each Obligor shall, and
                 ----------------------------------
shall cause each other Credit Party to:

         (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless such Credit Party determines in good faith that the continued maintenance of any such properties is no longer economically desirable and except for properties that may be the subject of sales and other dispositions permitted under Section
                                                                   -------
10.11.
-----

         (b) Maintain with responsible insurance companies, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; and, upon request of the Agent, furnish to the Agent a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by such Credit Party. In addition to, and without limiting the foregoing, each Credit Party will maintain customary insurance commercially reasonable in the industry on Inventory in international transit. Each Obligor shall cause each issuer of an insurance policy to provide the Agent with an endorsement (i) showing loss payable to the Agent with respect to each policy of property or casualty insurance covering Collateral and naming the Agent for the benefit of the Lenders as an additional insured with respect to each policy of insurance for liability for personal injury and property damage, (ii) providing that 30 days' notice will be given to the Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and (iii) reasonably acceptable in all other respects to the Agent.

         (c) UNLESS THE BORROWER PROVIDES THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE BORROWER'S EXPENSE TO PROTECT THE AGENT'S AND THE LENDERS' INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY OBLIGOR'S INTERESTS. THE COVERAGE THAT THE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY CREDIT PARTY IN CONNECTION WITH THE COLLATERAL. ANY OBLIGOR MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT SUCH OBLIGOR HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE APPLICABLE OBLIGOR WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE APPLICABLE OBLIGOR MAY BE ABLE TO OBTAIN ON ITS OWN.

         10.4 Compliance with Laws; Payment of Taxes and Liabilities. Each
              ------------------------------------------------------
Obligor shall, and shall cause each other Credit Party to: (i) comply in all material respects with all applicable laws (including Environmental Laws), rules, regulations, decrees, orders, judgments, licenses and permits; and (ii) pay prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind that, if unpaid, might become a Lien on any of its property; provided, however, that the foregoing shall not
                               --------  -------
require any Credit Party to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         10.5  Maintenance of Existence, etc.
               -----------------------------

         Each Obligor shall, and shall cause each other Credit Party to: maintain and preserve (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification and good standing as a foreign entity in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing could not have a Material Adverse Effect).

         10.6  Financial Covenants.  The Obligors shall:
               -------------------

         (a)   Minimum Consolidated Tangible Net Worth. Not permit Consolidated
               ---------------------------------------
Tangible Net Worth at any time during any Fiscal Quarter ending after September 30, 2000 to be less than the Benchmark (defined below). For purposes of this
Section 10.6(a), the term "Benchmark" shall mean (i) with respect to the Fiscal
---------------
Quarter ending December 31, 2000, $280,000,000 and (ii) with respect to any subsequent Fiscal Quarter in any Fiscal Year, the Benchmark as of December 31 of the immediately preceding Fiscal Year plus an amount equal to the product of (A) 80% and (B) the positive Net Income (if any) for the period beginning January 1 of such Fiscal Year through and including the end of such Fiscal Quarter.

         (b)   Minimum EBITDA Coverage. Not permit the EBITDA Coverage Ratio for
               -----------------------
the 12-month period ending on the last day of each Fiscal Quarter set forth below to be less than the ratio set forth next to such Fiscal Quarter:

               Fiscal Quarter ending:              Fixed Charge Coverage Ratio:
               ---------------------               ---------------------------
               December 31, 2000                   1.00 to 1.00
               March 31, 2001                      1.25 to 1.00
               June 30, 2001                       1.65 to 1.00
               Each Fiscal Quarter ending
                      thereafter                   1.75 to 1.00

         (c)   Capital Expenditures. Not make Capital Expenditures through the
               --------------------
end of any Fiscal Year in excess of $20,000,000 for all Credit Parties (excluding the Camrose Parties, Feralloy and LSI) on a combined basis with respect to such Fiscal Year; provided, that the amount of permitted Capital
                             --------
Expenditures will be increased in any Fiscal Year by the positive amount (if any) equal to the difference obtained by subtracting the actual amount of Capital Expenditures expended during such prior Fiscal Year from $20,000,000 (the "Carry Over Amount"), and for purposes of measuring compliance herewith,
      -----------------
the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding Fiscal Year.

         10.7  Limitations on Debt. (a) No Obligor shall nor shall any Obligor
               -------------------
cause or permit any other Credit Party to, create, incur, assume or have outstanding any Debt, except: (i) Debt arising under the Loan Documents (including Letters of Credit); (ii) Debt existing on the date hereof and set forth in Item 10.7 of the Disclosure Schedule, including renewals, refinancings
         ------------------------------------
and extensions of the Debt of Feralloy set forth in Item 10.7 of the Disclosure
                                                    ---------------------------
Schedule on terms and conditions no less favorable to such Credit Parties and
--------
the Agent and Lenders; (iii) Debt in respect of any Obligor's obligations under the Bond Indenture; (iv) Debt constituting Permitted Intercompany Loans; (v) other Debt for borrowed money in an aggregate outstanding amount for all Credit Parties (excluding the

Camrose Parties, Feralloy and LSI) not exceeding $10,000,000 at any time and which Debt is either (A) unsecured or (B) incurred to finance the acquisition of fixed assets by any Credit Party (including for purposes hereof Capital Leases) and secured solely by Liens on the fixed assets acquired with the proceeds of such Debt, including any renewals, refinancings and extensions thereof on terms and conditions no less favorable to the applicable Credit Party and the Agent and Lenders; (vi) Debt for borrowed money incurred by the Camrose Parties, Feralloy and LSI so long as no other Credit Party has any Suretyship Liability (or any other liability, whether contingent or absolute) in respect of such Debt and (vii) unsecured Hedging Obligations of any Credit Party incurred in the ordinary course of business for the purpose of hedging such Credit Party's exposure to fluctuations in currency exchange rates. Except as otherwise permitted by this Agreement, no Credit Party (other than the Camrose Parties, Feralloy and LSI) shall pay any obligation or indebtedness (other than Debt constituting Permitted Intercompany Loans) before the same is due in the ordinary course (without acceleration).

         (b) No Obligor shall, nor shall any Obligor permit any other Credit Party to, directly or indirectly, voluntarily repurchase, redeem, defease or prepay any of the Bonds, except that the Borrower may from time to time repurchase Bonds so long as (i) the Borrower shall have provided the Agent with prior written notice of any such repurchase which notice shall set forth the date such repurchase is to be made, the face amount of the Bonds to be repurchased and the price to be paid to repurchase such Bonds, (ii) no Event of Default or Unmatured Event of Default shall then exist or would result after giving effect to such repurchase, (iii) immediately before and after giving effect to such repurchase, Borrowing Availability is at least $20,000,000, (iv) such repurchase is funded solely with the proceeds of Revolving Loans (which shall be wire transferred directly to the seller of such Bonds or to a broker acting on behalf of such seller or to the securities intermediary purchasing the Bonds on behalf of the Borrower) unless before and after giving effect to such repurchase, the Swing Loan and Revolving Loan balances are zero, (v) after giving effect to such bond repurchase, the Obligors are in compliance with all of the covenants set forth in Section 10.6 on a proforma basis for the most
                              ------------
recent measurement period, (vi) such Bond repurchase is in compliance with the Bond Indenture and all applicable laws (including all applicable state and federal securities laws), (vii) in the case of Bonds repurchased with the proceeds of Revolving Loans, the Agent, for the benefit of Lenders, shall be granted a first priority Lien in such repurchased Bonds, as additional collateral security for the Bonds Repurchase Obligations, pursuant to the Bonds Pledge Agreement and pursuant to a control agreement (in form and substance satisfactory to the Agent) with the securities intermediary holding the Bonds for the benefit of Borrower, and such repurchased Bonds shall not be cancelled or otherwise retired or pledged as collateral security for any other Debt (including the Bonds) and (viii) following the date hereof, the Borrower shall have provided the Trustee with an officer's certificate in accordance with clause (g) of the definition of "Permitted Liens" contained in the Indenture.
---------

         10.8  Liens. No Obligor shall, nor shall any Obligor cause or permit
               -----
any other Credit Party to, create or permit to exist any Lien on any of its properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except Permitted Liens.

         10.9  Operating Leases. No Obligor shall, nor shall any Obligor cause
               ----------------
or permit any other Credit Party to, permit the aggregate amount of all rental payments consisting of base rent and percentage rent under Operating Leases scheduled to be made by the Credit Parties during the term of such Operating Leases to exceed $5,000,000 in the aggregate for all Credit Parties at any time.

         10.10 Restricted Payments. No Obligor shall, nor shall any Obligor
               -------------------
cause or permit any other Credit Party (other than the Camrose Parties, Feralloy and LSI) to, (a) declare or make any dividend or distribution to any of its shareholders or partners, (b) purchase, redeem, retire or otherwise acquire, directly or indirectly, any partnership or other equity interests of any Credit Party or any warrants, options or other rights in respect of such equity interests or (c) set aside funds for any of the foregoing, except (i) that the Borrower may from time to time repurchase shares of its capital stock so long as: (1) the Borrower has provided the Agent with prior written notice of any such repurchase, which notice sets forth the price to be paid to repurchase such capital stock, (2) no Unmatured Event of Default or Event of Default then exists or would result after giving effect to such repurchase, (3) immediately before and after giving effect to such repurchase, Borrowing Availability is at least $20,000,000, (4) after giving effect to such repurchase, the Borrower is in compliance with all of the covenants set forth in Section 10.6 on a pro forma
                                                  ------------
basis for the most recent measurement period, (5) before and after giving effect to such repurchase, the Swing Loan and Revolving Loan balances are zero and (6) no proceeds of any Loans are used, directly or indirectly for the purpose of purchasing or carrying such shares (within the meaning of Regulation U); and
(ii) as set forth in Item 10.10 of the Disclosure Schedule.
                     -------------------------------------

         10.11 Mergers, Consolidations, Sales. No Obligor shall, nor shall any
               ------------------------------
Obligor cause or permit any other Credit Party to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any equity interests of, or any corporate or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its properties, assets and rights (including the Collateral) other than (i) sales in the ordinary course of business of Inventory and (ii) sales, transfers and conveyances described in Item 10.11 of the Disclosure Schedule.
                         -------------------------------------

         10.12 Use of Proceeds. Use the proceeds of the Loans and Letters of
               ---------------
Credit solely (a) to refinance the Existing Credit Facility, (b) for the financing of Capital Expenditures permitted hereunder and of the Borrower's and RMSM's ordinary course working capital and general corporate needs and (c) to repurchase Bonds to the extent permitted hereunder. No Credit Party shall use or permit any proceeds of any Loan or Letter of Credit to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock. No proceeds of Swing Loans shall be applied to repurchase any Bonds.

         10.13 Further Assurances. Each Obligor shall take such actions as are
               ------------------
necessary, or as the Agent (on its own or at the request of the Required Lenders) may reasonably request, from time to time (including the execution and delivery of security agreements, financing statements and other documents, the filing or recording of any of the foregoing, and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are secured by the Collateral.

         10.14 Collections.
               -----------

         (a) Borrower and RMSM shall direct all of their Account Debtors to make all payments on the Accounts directly to post office boxes ("Lock Boxes") with
                                                             ----------
financial institutions acceptable
to the Agent, and in the name and under exclusive control of, Agent. Borrower and RMSM shall establish accounts ("Blocked Accounts") in Agent's name for the benefit of Borrower and RMSM with financial institutions acceptable to Agent, into which all payments received in the Lock Boxes shall be deposited, and into which Borrower and RMSM will immediately deposit all payments made for Inventory or services sold or rendered by Borrower and RMSM (including without limitation all proceeds of Accounts) and received in the identical form in which such payments were made, whether by cash or check. If Borrower, RMSM, any Affiliate or Subsidiary of Borrower or RMSM, or any equityholder, officer, director, employee or agent of Borrower or RMSM or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower or RMSM shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Collateral, Borrower, RMSM and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to a Blocked Account (provided that payments relating to or as proceeds of Shared Collateral shall be remitted separately to the Agent and shall not be deposited in any Blocked Account). Each financial institution with which a Lock Box and Blocked Account are established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Lock Box and Blocked Account are the sole and exclusive property of Agent, that such financial institution has no right to setoff against such Lock Box or Blocked Account or against any other account maintained by such financial institution into which the contents of such Blocked Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Agent, funds deposited in such Blocked Account on a daily basis as such funds are collected to a bank account of the Agent as the Agent may designate from time to time for such purpose (the "Payment Account").
                                                             ---------------
Each of Borrower and RMSM agree that all payments made to any Blocked Account established by such Person or otherwise received by Agent, whether in respect of the Accounts of such Person or as proceeds of other Collateral of such Person, will be applied on account of the Obligations in accordance with the terms of this Agreement. Each of Borrower and RMSM agrees to pay all fees, costs and expenses which such Person incurs in connection with opening and maintaining its Lock Box and Blocked Account. All of such fees, costs and expenses which remain unpaid pursuant to any Lock Box or Blocked Account Agreement with Borrower or RMSM, to the extent same shall have been paid by Agent hereunder, shall constitute Loans hereunder, shall be payable to Agent by Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to such Loans hereunder. All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to Agent in kind shall be endorsed by Borrower or RMSM, as applicable, to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on such Person's behalf. For the purpose of this paragraph, each of Borrower and RMSM irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as such Person's true and lawful attorney and agent-in-fact (i) to endorse such Person's name upon said items of payment and/or proceeds of Collateral of such Person and upon any Chattel Paper, document, instrument, invoice or similar document or agreement relating to any Account of such Person or goods pertaining thereto;
(ii) to take control in any manner of any item of payment or proceeds thereof;
(iii) to have access to any Lock Box or (following the occurrence of an Event of Default) other postal box into which any of such Person's mail is deposited; and
(iv) to open and process all mail addressed to such Person and deposited therein; provided, however, that Agent shall not exercise any such powers described in subparagraphs (i) and (ii) of this Section 10.14(a)
                             -------------  -       --          ---------------
(except for routine Lock Box payments/proceeds) unless and until an Event of Default has occurred.

         (b) Agent may, at any time and from time to time after the occurrence of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any Obligor's Accounts or contract rights by suit or otherwise; (ii) exercise all of any Obligor's rights and remedies with respect to proceedings brought to collect any Accounts; (iii) surrender, release or exchange all or any part of any Accounts of any Obligor, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of any Obligor upon such terms, for such amount and at such time or times as Agent deems advisable;
(v) prepare, file and sign the requisite Obligor's name on any proof of claim in bankruptcy or other similar document against any Account Debtor indebted on an Account of such Obligor; and (vi) do all other acts and things which are necessary, in Agent's sole discretion, to fulfill any Obligations under this Agreement and to allow Agent to collect the Accounts. In addition to any other provision hereof, Agent may at any time on or after the occurrence of an Event of Default, at Borrower's sole expense, notify any parties obligated on any of the Accounts to make payment directly to Agent of any amounts due or to become due thereunder.

         (c) Immediately upon any Obligor's receipt of any portion of the Collateral evidenced by an agreement, instrument or document including, without limitation, any chattel paper, such Obligor shall deliver the original thereof to Agent together with an appropriate endorsement or other specific evidence of assignment thereof to Agent (in form and substance acceptable to Agent). If an endorsement or assignment of any such items shall not be made for any reason, Agent is hereby irrevocably authorized, as such Obligor's attorney and agent-in-fact, to endorse or assign the same on such Obligor's behalf.

         (d) Neither Borrower nor RMSM shall open any bank account, or close any Blocked Account or Lock Box or terminate any Blocked Account or Lockbox Agreement, without Agent's prior written consent. No Obligor shall deposit, or cause to be deposited, in any Blocked Account or Lock Box any items or remittances other than payments relating to or constituting proceeds of Collateral (excluding Shared Collateral).

         10.15 Transactions with Affiliates. No Obligor shall, nor shall any
               ----------------------------
Obligor cause or permit any other Credit Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates that is on terms that are less favorable than are obtainable from any Person that is not one of its Affiliates.

         10.16 Employee Benefit Plans. Each Obligor and each other member of the
               ----------------------
Controlled Group shall maintain each Pension Plan in substantial compliance with ERISA, the Code and all applicable requirements of law and regulations. No Obligor shall or permit any other member of the Controlled Group to:

         (a) engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor, which could reasonably result in a material liability to any Obligor or any other member of the Controlled Group;

         (b) take any action which may result in a "reportable event" under
Section 4043 of ERISA for which notice to the PBGC is required;

         (c) amend any Pension Plan so that security is required to be provided under Section 401(a)(29) of the Code; or

         (d) allow any Pension Plan to experience an accumulated funding deficiency under Section 412(b) of the Code or apply for a minimum funding waiver under Section 412 of the Code.

         10.17    Environmental Matters.
                  ---------------------

         (a) If any Release or Disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Credit Party, such Credit Party shall, to the extent required under Environmental Laws, cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, each Credit Party shall comply with any valid federal or state judicial or administrative order requiring the performance at any real property of such Credit Party of activities in response to the Release or threatened Release of a Hazardous Substance.

         (b) To the extent that the transportation of "hazardous waste" as defined by RCRA is permitted by this Agreement, each Credit Party shall dispose of such hazardous waste only at licensed disposal facilities operating in compliance with Environmental Laws.

         10.18 [Intentionally Omitted.]
                ---------------------

         10.19 Inconsistent Agreements. No Obligor shall, nor shall any Obligor
               -----------------------
cause or permit any other Credit Party to, enter into any agreement containing any provision that would (a) be violated or breached by any borrowing hereunder or by the performance by any Obligor of any of its obligations hereunder or under any other Loan Document or (b) prohibit any Obligor from granting to the Agent, for the benefit of the Lenders, a Lien on any of its Collateral.

         10.20 Business  Activities.  No Obligor shall, nor shall any Obligor
               --------------------
cause or permit any other Credit Party to, engage in any linesof business other than those engaged in by such Person as of the Closing Date and will not permit Oregon Steel de Guayana, Inc., OSM Glassification Inc. and Glassification International Ltd. to engage in any type of business or maintain any material assets or liabilities. Upon request of Agent, the Credit Parties will cause Oregon Steel de Guayana, Inc., OSM Glassification Inc. and Glassification International Ltd. to be dissolved in a manner satisfactory to Agent.

         10.21 Advances and Other Investments. No Obligor shall, nor shall any
               ------------------------------
Obligor cause or permit any other Credit Party to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) (a) Cash Equivalent Investments, (b) bank deposits in the ordinary course of business, (c) Permitted Intercompany Loans, (d) with respect to each Credit Party, its existing Investments in its Subsidiaries as of the Closing Date, (e) deposits with vendors of goods in the ordinary course of business, (f) Investments existing on the Closing Date and set forth in Item
                                                                        ----
10.21 of the Disclosure Schedule, (g) Canadian National Steel Corporation may
--------------------------------
purchase the partnership interests of Camrose Pipe Company not held by Canadian National Steel Corporation in accordance with the provisions of the partnership agreement of Camrose Pipe Company, (h) Borrower may make equity investments in and/or intercompany loans to the other Credit Parties (other than RMSM) after the Closing Date in an aggregate amount not exceeding $7,500,000, so long as such equity investments and/or loans (which loans shall be deemed Permitted Intercompany Loans) are pledged to the Agent, on behalf of the Lenders, as additional collateral security for the Obligations (subject only to pari passu Liens in favor of the Trustee) and (i) Camrose Pipe Company may make other Investments following the Closing Date in an amount not exceeding $10,000,000 in the aggregate for all such Investments, subject in the case of any such Investment to the prior written approval of the Agent, which will not be unreasonably withheld so long as (1) the Agent shall have been provided with reasonable prior notice of such Investment and with all information relating to such Investment as the Agent shall have reasonably requested, (2) no Event of Default shall have occurred and be continuing or would result therefrom and (3) such Investment could not reasonably be expected to subject any other Credit Party to any material liability (fixed or contingent), as determined by the Agent in its reasonable credit judgment.

         10.22 Restriction of Amendments to Certain Documents. No Obligor shall,
               ----------------------------------------------
nor shall any Obligor cause or permit any other Credit Party to, amend or otherwise modify the promissory notes evidencing the Permitted Intercompany Loans or materially amend or otherwise modify, or waive any rights under, (i) any Credit Party's Governing Documents, (ii) the Bond Indenture except as otherwise permitted by the terms of the Intercreditor Agreement, and (iii) the documents governing the ESOP in a manner adverse to any Credit Party, the Agent or any Lender.

         10.23 Fiscal Year.  No Obligor shall, nor shall any Obligor cause or
               -----------
permit any other Credit Party to, change its Fiscal Year.

         10.24 Cancellation of Debt. No Obligor shall, nor shall any Obligor
               --------------------
cause or permit any other Credit Party to, cancel any claim or debt owing to it, except for reasonable consideration or in the ordinary course of business.

         10.25 [Intentionally Omitted]
                ---------------------

         10.26 [Intentionally Omitted]
                ---------------------

         10.27 No New Locations. No Obligor shall have any offices or locations
               ----------------
where any Obligor keeps any Collateral or any books and records concerning the Collateral (including without limitation, computer programs, printouts and other computer materials) other than those offices and locations set forth in Item
                                                                        ----
9.26 of the Disclosure Schedule; provided, that any Obligor may amend Item 9.26
-------------------------------                                       ---------
of the Disclosure Schedule to include other offices and locations if such
--------------------------
Obligor (i) gives the Agent twenty Business Days' prior written notice of such other offices or locations; (ii) such Obligor provides the Agent with an executed Collateral Access Agreement for such other offices or locations, if necessary, (iii) and all financing statements have been filed and all other necessary or reasonable steps have been taken to insure that Agent has a first-priority, perfected Lien (subject only to any Permitted Liens) on the Collateral to be located at such other offices or locations and (iv) such Obligor has provided the Agent with an amended Item 9.26 of the Disclosure
                                               ---------------------------
Schedule showing such other offices and locations.
--------

         10.28 Press Releases. Not issue any press release relating to this
               --------------
Agreement or the other Loan Documents unless the Agent has received and approved such press release (which approval will not be unreasonably withheld). The Agent will approve or disapprove such press release as soon as practicable, but in any event no later than one full Business Day after the Agent's receipt of such press release. Each Credit Party further agrees that any press release relating to this Agreement or the other Loan Documents may refer to the Agent, but will not refer to any of the Lenders.

         10.29 Customs, Duty and Freight.
               -------------------------

           Promptly (i) pay all applicable freight costs and duties, tariffs, taxes and any other governmental assessments applicable to the importation and/or sale of all Eligible In-Transit Inventory and (ii) satisfy all other requirements necessary for permitting all Eligible In-Transit Inventory to gain entry into the United States through the United States Custom Service in compliance with any applicable import quotas for immediate sale and/or distribution in the United States.

         10.30 Qualifying Bills of Lading. Cause all bills of lading and other
               --------------------------
documents of title issued by any carrier of goods owned by any Obligor being transported to the United States from any other country to issue only documents of title constituting a Qualifying Bill of Lading.

         SECTION 11.  EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

         The obligation of each Lender to make its Loans and of the Agent to arrange for Letters of Credit is subject to the following conditions precedent (except as expressly provided in Sections 2.1.4(c) and 2.3.3):
                                 ----------------      -----

         11.1 Initial Credit Extension. The obligation of the Lenders to make
              ------------------------
the initial Loans and the obligation of the Agent to arrange for any initial Letter of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 11.2, subject to the conditions precedent that
                       ------------
(A) after giving effect to the initial Loans and Letters of Credit, the sum of Borrowing Availability plus all unrestricted cash and Cash Equivalents held by the Borrower and RMSM will be at least $30,000,000, (B) Agent and its counsel shall be satisfied with the results of their review of the Credit Parties' environmental compliance (including all pending and threatened environmental claims), (C) Agent and its counsel shall have completed, and be satisfied with the results of, all business and legal due diligence relating to the Credit Parties' legal structure, capitalization, material contracts, labor relations, tax issues, Debt, pending and threatened litigation and other matters pertaining to the Credit Parties as Agent and its counsel deem relevant, (D) Agent shall have confirmed to its satisfaction that the EBITDA Coverage Ratio for the 12-month period ending September 30, 2000 was at least 1.00 to 1.00 and (E) the Agent shall have received all of the following, each duly executed (where appropriate) and dated the Closing Date (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent (and the date on which all such conditions precedent have been satisfied or waived in writing by the Agent is called the "Closing Date"):
            ------------

         11.1.1   Notes.  The Notes.
                  -----

         11.1.2 Resolutions. Certified copies of resolutions of the board of
                -----------
directors or general partner of each Obligor authorizing the execution, delivery and performance by such Obligor of the Loan Documents to which it is a party.

         11.1.3 Consents, etc. Certified copies of all documents evidencing any
                -------------
necessary corporate or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by each Obligor of the documents referred to in this Section 11. Without limiting the foregoing,
                                  ----------
Agent shall have received a consent from all minority equityholders of RMSM to the transactions contemplated by the Loan Documents in form and substance satisfactory to Agent.

         11.1.4 Incumbency and Signature Certificates. A certificate of the
                -------------------------------------
Secretary or an Assistant Secretary of each Obligor as of the Closing Date certifying the names of the officer or officers of each Obligor authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

         11.1.5 Security Agreements. One or more security agreements, pledge
                -------------------
agreements or assignment agreements executed by each Obligor, together with (i) evidence, satisfactory to the Agent, that all filings necessary to perfect the Agent's Lien on the Collateral have been duly made and are in full force and effect, (ii) delivery to Agent of all certificated securities, promissory notes, transfer powers, control letters and instruments as Agent shall require to perfect Agent's Lien on the equity interests of all the Credit Parties (excluding the Camrose Parties, Feralloy, Union Ditch and Water Company and LSI) held by the Obligors and all Permitted Intercompany Loans made by the Obligors (other than to the Camrose Parties) and (iii) delivery to Agent of a negative pledge in favor of Agent and Lenders with respect to certain of the shares of Union Ditch and Water Company held by RMSM, and evidence that such negative pledge has been recorded on the certificate(s) representing such shares.

         11.1.6   Intercreditor Agreement Amendment.  An amendment to the
                  ---------------------------------
Intercreditor Agreement acceptable to the Agent.

         11.1.7   Opinions of Counsel.  Opinions of legal counsel to the
                  -------------------
Obligors acceptable to Agent.

         11.1.8   Insurance. Evidence satisfactory to the Agent of the existence
                  ---------
of insurance required to be maintained pursuant to Section 10.3(b), together
                                                   --------------
with evidence that the Agent has been named as a lender's loss payee and an additional insured on all related insurance policies.

         11.1.9   Copies of Documents.  Copies, certified by the Secretary of
                  -------------------
the Borrower, of the Bond Indenture.

         11.1.10  Payment of Fees. Evidence of payment by the Borrower of all
                  ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all fees and expenses of counsel to the Agent.

         11.1.11  Solvency Certificate.  A Solvency Certificate, substantially
                  --------------------
in the form of Exhibit D, executed by the principal financial officer of the Borrower on behalf of the Obligors.

         11.1.12  Disclosure Schedule.  The Disclosure Schedule.
                  -------------------

         11.1.13  Search Results; Lien Terminations. Certified copies of Uniform
                  ---------------------------------
Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements that name each Credit Party (requested by Agent under its present name and any previous names) as debtor, together with (i) copies of such financing statements, (ii) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Existing Credit Facility and (iii) such other Uniform Commercial Code Form UCC-3 termination statements as the Agent may request.

         11.1.14  Filings, Registrations and Recordings. The Agent shall have
                  -------------------------------------
received each document (including Uniform Commercial Code financing statements) required by the Loan Documents or under law or requested by the Agent to be filed, registered or recorded to create in favor of the Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior and superior to any other Person (subject to Permitted Liens), in proper form for filing, registration or recording.

         11.1.15  Closing Certificate. A certificate signed by the president or
                  -------------------
chief financial officer of Borrower on behalf of the Obligors dated as of the Closing Date, affirming the matters set forth in Section 11.2.1 as of the
                                                 --------------
Closing Date.

         11.1.16  Borrowing Base Certificate.  A Borrowing Base Certificate
                  --------------------------
dated as of November 27, 2000.

         11.1.17  Independent Accountant Letter. A letter from the Borrower to
                  -----------------------------
its independent certified public accountant advising that the Borrower intends Agent to rely on the opinions and reports of such accountants described in
Section 10.1.1.
--------------

         11.1.18  Governing  Documents.  Certified copies of each Obligor's
                  --------------------
Governing Documents and copies of each other Credit Party'sGoverning Documents.

         11.1.19  Good Standing Certificates. Certificates of good standing for
                  --------------------------
all states in which each Obligor and each other Credit Party whose equity interests are being pledged to Agent is qualified to do business.

         11.1.20  Blocked Account/Lockbox Agreements.  All agreements
                  ----------------------------------
establishing or relating to Blocked Accounts and Lockboxes.

         11.1.21  Collateral Access Agreement.  Such Collateral Access
                  ---------------------------
Agreements as Agent shall require.

         11.1.22  Security Agreement Documents.  All documents required by any
                  -----------------------------
security agreement, pledge agreement or assignment agreementbetween any Obligor and the Agent.

         11.1.23  Payoff Letter.  A payoff letter executed by the agent and
                  -------------
lenders under the Borrower's Existing Credit Facility.

         11.1.24  Customs Agents Agreements.  Agreements in favor of Agent from
                  -------------------------
Borrower's or RMSM's custom agents as Agent may require.

         11.1.25  Fee Letter.  The fee letter referred to in Section 5.5
                  ----------
executed by the Borrower.

         11.1.26  Other.  Such other documents as the Agent or any Lender may
                  -----
request.

         11.2     Conditions. The obligation (a) of each Lender to make each
                  ----------
Loan (except as expressly set forth in Sections 2.1.4(c) and 2.3.3) and (b) of
                                       ----------------      -----
the Agent to arrange for each Letter of Credit is subject to the following further conditions precedent that:

         11.2.1   Compliance with Warranties, No Default, etc. Both before and
                  -------------------------------------------
after giving effect to any borrowing and the issuance of any Letter of Credit the following statements shall be true and correct:

        (a) the representations and warranties of each Obligor set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

        (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

        11.2.2    Confirmatory Certificate. If requested by the Agent or any
                  ------------------------
Lender, the Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of a requested Loan or Letter of Credit and signed by a duly authorized representative of the Borrower as to the matters set out in Section 11.2.1 (it being understood that each request by the
                   --------------
Borrower for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a representations and warranty by each Obligor that the conditions precedent set forth in Section 11.2.1 will be satisfied at the time
                                  --------------
of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Agent or any Lender may reasonably request in support thereof.

        11.2.3    Control Agreement. Prior to making any Revolving Loan to fund
                  -----------------
the repurchase of Bonds, Agent shall have received a fully executed Bond Pledge Agreement and a fully executed control agreement among Borrower, Agent and Borrower's securities intermediary granting Agent a perfected first priority security interest in the securities account (and related securities entitlements) maintained by Borrower with such securities intermediary with respect to Bonds repurchased with Bonds Repurchase Loans, which control agreement shall be in form and substance satisfactory to Agent.

        SECTION 12.  EVENTS OF DEFAULT AND THEIR EFFECT.

        12.1      Events of Default.  Each of the following shall constitute an
                  -----------------
Event of Default under this Agreement:

        12.1.1    Nonpayment of Loans, etc. (i) Default in the payment when due
                  ------------------------
of the principal of any Loan or of any reimbursement obligation with respect to any Letter of Credit or (ii) default in the payment when due of any interest, fee or other Obligations (other than Obligations referred to in clause (i)
                                                                ---------
above) which default continues for three Business Days.

        12.1.2    Nonpayment of Other Debt. Any default (after giving effect to
                  ------------------------
any applicable cure periods) shall occur under the terms applicable to any Debt of any Credit Party in an outstanding principal aggregate amount (for all such Debt so affected) exceeding $5,000,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

        12.1.3    Other Material Obligations. Default in the payment when due,
                  --------------------------
or in the performance or observance of, any material obligation of, or condition agreed to by, any Credit Party with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with other such defaults, could reasonably be expected to have a Material Adverse Effect.

        12.1.4    Bankruptcy, Insolvency, etc. Any Credit Party becomes
                  ---------------------------
insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or such entity applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such entity or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such entity or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of such entity, and if such case or proceeding is not commenced by such entity, it is consented to or acquiesced in by such entity, or remains for 60 days undismissed or such entity takes any action to authorize, or in furtherance of, any of the foregoing.

        12.1.5    Noncompliance with Loan Documents.
                  ---------------------------------

        (a) Failure by any Credit Party to comply with or to perform any covenant set forth in Section 10.1.2(b), 10.1.2(c), 10.4 or 10.16 and
                      ----------------   --------   ----    -----
continuance of such failure described in this clause (a) for five Business Days or (b) failure by any Credit Party to comply with or to perform any other covenant or agreement set forth in this Agreement or any other Loan Document.

        12.1.6    Representations and Warranties. Any representations and
                  ------------------------------
warranty made by any Obligor, herein or in any other Loan Document, is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Credit Party to the Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

        12.1.7    Pension Plans. (i) Institution of any steps by any Credit
                  -------------
Party or any other Person to terminate a Pension Plan if as a result of such termination such Credit Party could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $5,000,000; (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or
Section 412 of the Code; or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Credit Party and the Controlled Group have incurred on the date of such withdrawal) exceeds $5,000,000.

        12.1.8    Judgments. Final judgments that exceed an aggregate of
                  ---------
$5,000,000 shall be rendered against any or all of the Credit Parties, and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

        12.1.9    Invalidity of Loan Documents, etc. Any Loan Document shall
                  ---------------------------------
cease to be in full force and effect with respect to any Obligor; or any Credit Party (or any Person by, through or on behalf of any Credit Party) shall contest in any manner the validity, binding nature or enforceability of any Loan Document.

        12.1.10   Breach of Certain Agreements. Any "Event of Default" (as
                  ----------------------------
defined in the Bond Indenture) (after giving effect to any applicable cure periods) occurs under the Bond Indenture.

        12.1.11   Change in Control.  A Change in Control shall occur.
                  -----------------

        12.1.12   Auditor's  Report.  The auditor's report delivered in
                  -----------------
connection with the annual financial statements (to be delivered pursuant to Section 10.1.1) shall contain an Impermissible Qualification.
            --------------

        12.1.13  Damage to Collateral. There shall occur any material uninsured
                 --------------------
damage to, or loss, theft or destruction of, any of the Collateral having an aggregate value in excess of $2,000,000.

        12.1.14  Attachment, etc. The Collateral or any other assets of any
                 ---------------
Credit Party having an aggregate value in excess of $2,000,000 are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within 45 days thereafter or an application is made by any Person, other than any Credit Party, for the appointment of a receiver, trustee, or custodian for any assets having an aggregate value in excess of $2,000,000 of such Credit Party and the same is not dismissed within 45 days after the application therefor.

        12.1.15  Lien, Levy or Assessment. A notice of lien, levy or assessment
                 ------------------------
is filed of record with respect to all or any assets of any Credit Party by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the PBGC, or if any taxes or debts owing at any time or times hereafter to any one of these becomes a lien or encumbrance upon any assets of any Credit Party and the same is not released within 30 days after the same becomes a lien or encumbrance; provided, that such Credit Party shall have the right to contest in good faith and by appropriate proceedings any such lien, levy or assessment if such Credit Party provides the Agent with a bond or indemnity satisfactory to the Agent assuring the payment of such lien, levy or assessment.

        12.1.16   Material Adverse Effect.  The occurrence of any event having
                  -----------------------
a Material Adverse Effect.

        12.2      Effect of Event of Default. If any Event of Default described
                  --------------------------
in Section 12.1.4 with respect to any Obligor shall occur, the Commitments (if
   --------------
they have not theretofore terminated) shall immediately terminate and the Notes and all other Obligations hereunder shall become immediately due and payable and the Borrower shall become immediately obligated to return and/or collateralize all Letters of Credit in accordance with Section 2.3.6, all without presentment,
                                         -------------
demand, protest or notice of any kind and the Agent may (and at the written request of the Required Lenders shall) exercise any rights and remedies provided to the Agent under the Loan Documents and/or at law or equity. If any other Event of Default shall occur and be continuing, the Agent may (and at the written request of the Required Lenders shall) declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other Obligations to be due and payable and/or demand that the Borrower immediately return and/or collateralize all Letters of Credit in accordance with
Section 2.3.6, whereupon the Commitments (if they have not theretofore
-------------
terminated) shall immediately terminate and/or all Notes and all other Obligations shall become immediately due and payable and/or the Borrower shall immediately become obligated to return and/or collateralize all Letters of Credit in accordance with Section 2.3.6, all without presentment, demand,
                          -------------
protest or notice of any kind, and exercise any rights and remedies provided to the Agent under the Loan Documents, and/or at law or equity and the Agent may (and at the written request of the Required Lenders shall) exercise any rights and remedies provided to the Agent under the Loan Documents and/or at law or equity. The Agent shall promptly advise the Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect of an Event of Default of any event described in Section 12.1.1 or Section 12.1.4 may be waived by the written
                     ------    --------------
concurrence of all of the Lenders, and the effect of an Event of Default of any other event described in this Section 12 may be waived by the written
                              ----------
concurrence of the Required Lenders. Any cash collateral delivered hereunder shall be held by the Agent (without liability for interest thereon) and applied to Obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Agent to any remaining Obligations and any excess shall be delivered to the Borrower or as a court of competent jurisdiction may elect. Agent and Lenders shall be under no obligation to marshall any assets in favor of any Obligor or any other Person or against or in payment of any or all of the Obligations.

        SECTION 13.   THE AGENT.

        13.1     Appointment and Authorization. Each Lender hereby irrevocably
                 -----------------------------
(subject to Section 13.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

        13.2     Delegation of Duties. The Agent may execute any of its duties
                 --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        13.3     Liability of Agent. None of the Agent nor any of its directors,
                 ------------------
officers, employees or agents shall (i) be liable to any of the Lenders for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Obligor or any Subsidiary or Affiliate of any Obligor, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Obligor or any other party to any Loan Document to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any of any Credit Party's Subsidiaries or Affiliates.

        13.4     Reliance by Agent. The Agent shall be entitled to rely, and
                 -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify the Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

        13.5     Notice of Default. The Agent shall not be deemed to have
                 -----------------
knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or any Obligor referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Section 12; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

        13.6     Credit Decision. Each Lender acknowledges that the Agent has
                 ---------------
not made any representation or warranty to it, and that no act by the Agent hereafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Borrower or the other Credit Parties which may come into the possession of the Agent.

        13.7     Indemnification. Whether or not the transactions contemplated
                 ---------------
hereby are consummated, the Lenders shall indemnify upon demand the Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Obligors and without limiting the obligation of the Obligors to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for any payment to the Agent of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable fees of attorneys for the Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Loan Documents, any termination of this Agreement and the resignation or replacement of the Agent.

        13.8     Initial Lender in its Individual Capacity. The Initial Lender
                 -----------------------------------------
and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Credit Party and its Subsidiaries and Affiliates as though such Lender was not a Lender hereunder and without notice to or consent of the other Lenders. The Lenders acknowledge that, pursuant to such activities, the Initial Lender or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of any Credit Party) and acknowledge that the Initial Lender and its Affiliates shall be under no obligation to provide such information to them. With respect to its Loans, the Initial Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same in its individual capacity.

        13.9     Successor Agent; Assignment of Agency. The Agent may resign as
                 -------------------------------------
Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 13 and Sections
                                                       ----------     --------
14.6 and 14.13 shall inure to its benefit as to any actions taken or omitted to
----     -----
be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

        13.10    Collateral Matters. The Lenders irrevocably authorize the
                 ------------------
Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations of the Credit Parties hereunder and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to
Section 14.1, if approved, authorized or ratified in writing by
------------
the Required Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 13.10.
                            -------------

        SECTION 14.  GENERAL.

        14.1     Waiver; Amendments. No delay on the part of the Agent, any
                 ------------------
Lender or any other holder of a Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Lenders having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage of any Lender without the consent of such Lender. No amendment, modification, waiver or consent shall (i) extend or increase the amount of the Commitments, (ii) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder or (iv) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Lenders. No provisions of Section 13
                                                                    ----------
or other provision of this Agreement affecting the Agent in its capacity as such shall be amended, modified or waived without the consent of the Agent. No provision of this Agreement relating to the rights or duties of Designated Lender in its capacity as such shall be amended, modified or waived without the consent of Designated Lender.

        14.2     [Intentionally Omitted.]
                  ---------------------

        14.3     Notices. Except as otherwise provided in Sections 2.2, 2.4 and
                 -------                                  ------------  ---
4.3, all notices hereunder shall be in writing (including facsimile
---
transmission) and shall be sent to the applicable party at its address shown under such party's name on the signature page to this Agreement or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2, 2.4 and 4.3, the Agent shall be entitled
                          ------------  ---     ---
to rely on telephonic instructions from any person that the Agent in good faith believes is an authorized officer or employee of the Borrower and the Borrower shall hold the Agent and each other Lender harmless from any loss, cost or expense resulting from any such reliance.

        14.4     Computations. Where the character or amount of any asset or
                 ------------
liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied.

        14.5     Regulation U. Each Lender represents that it in good faith is
                 ------------
not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

        14.6     Costs, Expenses and Taxes. The Borrower agrees to pay on demand
                 -------------------------
all reasonable out-of-pocket costs and expenses of the Agent (including the reasonable fees and charges of counsel for the Agent and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, assignment of Loans, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendments, supplements or waivers to any Loan Documents), and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses and allocated costs of staff counsel) incurred by the Agent in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. Each Lender agrees to reimburse the Agent for such Lender's pro rata share (based on its respective Percentage) of any such costs and expenses of the Agent not paid by the Borrower. In addition, the Borrower agrees to pay, and to save the Agent and the Lenders harmless from all liability for, (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) that are payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith and (b) any fees of the auditors in connection with any exercise by the Agent of its rights pursuant to Section 10.2. All obligations
                                                ------------
provided for in this Section 14.6 shall survive repayment of the Loans,
                     ------------
cancellation of the Notes and any termination of this Agreement.

        14.7     [INTENTIONALLY OMITTED.]
                  ---------------------

        14.8     Captions.  Section captions used in this Agreement are for
                 --------
convenience  only and shall not affect the  construction of this Agreement.

        14.9     Assignments; Participations.
                 ---------------------------

        14.9.1   Assignments. Any Lender may, with the prior written consent of
                 -----------
the Agent, at any time assign and delegate to one or more financial institutions or, with Borrower's consent (which consent shall not be unreasonably delayed or withheld and shall not be required if an Event of Default shall have occurred and be continuing), other Persons; provided, that if such a Person is a foreign Person, such Person shall execute and deliver to the Agent one or more (as the Agent may reasonably request) United States Internal Revenue Service Forms W-8BEN or such other forms or documents, appropriately completed, as may be applicable to establish that such Person is exempt from withholding or deduction Taxes (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee"), all or any fraction of such Lender's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount equal to the lesser of

(i) the Lender's Commitment and (ii) $5,000,000; provided, however, that (a) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Borrower would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee than the Borrower is then
             -----------    ---------
obligated to pay to the assigning Lender under such Sections (and if any assignment is made in violation of the foregoing, the Borrower will not be required to pay the incremental amounts) and (b) the Borrower and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

                 (i) five Business Days (or such lesser period of time as the Agent and the assigning Lender shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Borrower and the Agent by such assigning Lender and the Assignee,

                 (ii) the assigning Lender and the Assignee shall have executed and delivered to the Borrower and the Agent an assignment agreement substantially in the form of Exhibit E (an "Assignment
                                                ---------      ----------
         Agreement"), together with any documents required to be delivered
         ---------
         thereunder, which Assignment Agreement shall have been accepted by the Agent, and

                 (iii) the assigning Lender or the Assignee shall have paid the Agent a processing fee of $5,000.

From and after the date on which the conditions described above have been met,
(x) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. Within five Business Days after effectiveness of any assignment and delegation, the Borrower shall execute and deliver to the Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in the principal amount of the Assignee's Percentage of the Commitment and, if the assigning Lender has retained a Commitment hereunder, a replacement Note in the principal amount of the Percentage of the Commitment retained by the assigning Lender (such Note to be in exchange for, but not in payment of, the predecessor Note held by such assigning Lender). Each such Note shall be dated the effective date of such assignment. The assigning Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note being assigned shall be paid as provided in the Assignment Agreement. Accrued interest and fees on that part of the predecessor Note not being assigned shall be paid to the assigning Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 14.9.1 shall be null and void.
                     --------------

         Notwithstanding the foregoing provisions of this Section 14.9.1 or any
                                                          --------------
other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note to a

Federal Reserve Lender (but no such assignment shall release any Lender from any of its obligations hereunder).

        14.9.2    Participations. The Agent shall have the right to permit any
                  --------------
Lender to at any time sell to one or more financial institutions or, with Borrower's consent (which consent shall not be unreasonably delayed or withheld and shall not be required if an Event of Default shall have occurred and be continuing), other Persons participating interests in any Loan owing to such Lender, the Note held by such Lender, the Commitment of such Lender, the direct or participation interest of such Lender in any Letter of Credit or any other interest of such Lender hereunder (any Person purchasing any such participating interest being herein called a "Participant"); provided that any Lender selling any such participating interest shall give notice thereof to the Borrower. In the event of a sale by a Lender of a participating interest to a Participant,
(x) such Lender shall remain the holder of its Note for all purposes of this Agreement, (y) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (z) all amounts payable by the Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events (excluding the events described in clauses (i) and (v) thereof) described in the fourth sentence of
Section 14.1 and for increases in the Commitment of the participating Lender if
------------
the Participant's commitment would be thereby increased. Each Lender agrees to incorporate the requirements of the preceding sentence and any noncompete provisions required by the Agent into each participation agreement that such Lender enters into with any Participant. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or such Note; provided that such right of setoff shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in
Section 7.5. The Borrower also agrees that each Participant shall be entitled to
-----------
the benefits of Section 7.6 and Section 8 as if it were a Lender (provided that
                -----------     ---------
no Participant shall receive any greater compensation pursuant to Section 7.6 or
                                                                  -----------
Section 8 than would have been paid to the participating Lender if no
---------
participation had been sold).

        14.9.3    Company Assistance. The Obligors shall assist the Agent in
                  ------------------
its efforts to sell and/or participate the Loans by providing the Agent with all information reasonably requested by the Agent in connection with its syndication efforts and, if requested by the Agent, the Obligors shall assist in the preparation of information materials, projections and an informational memorandum for, and senior management of the Obligors shall participate in meetings and other communications with, potential assignees or participants, at such times and places as the Agent may reasonably request. If requested by Agent, the Obligors shall assist Agent in verifying the completeness and accuracy of any information provided to Agent for distribution to potential assignees.

        14.9.4    Prohibition of Certain Assignments and Participations.
                  -----------------------------------------------------
Notwithstanding anything herein to the contrary, no Lender shall grant assignments or sell participations in any portion of the

Commitments to a Participant or Assignee which is either directly, or through one or more Affiliates, substantially engaged in the same line of business as Borrower or RMSM.

        14.10     Governing Law. This Agreement and each Note shall be a
                  -------------
contract made under and governed by the internal laws of the State of Illinois. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of any Obligor and rights of the Agent, the Lenders and any other holder of a Note expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

        14.11     Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

        14.12     Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
the Obligors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Obligors, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent. No Obligor may assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of Agent and Lenders.

        14.13     Indemnification by the Obligors.
                  -------------------------------

        (a) In consideration of the execution and delivery of this Agreement by the Agent and the Lenders and the agreement to extend the Commitments provided hereunder, the Obligors hereby agree to, jointly and severally, indemnify, exonerate and hold (x) the Agent and each of its officers, directors, employees, Affiliates and agents (each an "Agent Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees and charges and allocated costs of staff counsel (collectively, the "Indemnified Liabilities"), incurred by any Agent Party in connection with the execution, delivery, performance, administration or enforcement of this Agreement or any other Loan Document by any of the Agent Parties or the Lender Parties and (y) the Lenders and each of their officers, directors, employees, Affiliates and agents (each a "Lender Party") free and harmless from and against any Indemnified Liabilities incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to (i) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by any Credit Party, (ii) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Credit Party or the operations conducted thereon, or (iii) the investigation, cleanup or remediation of offsite locations at which any Credit Party or its predecessors are alleged to have directly or indirectly disposed of hazardous substances, except for any such Indemnified Liabilities arising on account of any such Lender Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Obligors hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        (b)       All obligations provided for in this Section 14.13 shall
                                                       -------------
survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of any or all of the Loan Documents and any termination of this Agreement.

        14.14     FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION
                  -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE OBLIGORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE OBLIGORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE OBLIGORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        14.15     WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS, THE AGENT AND
                  --------------------
EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        14.16     Interest.
                  --------

        (a) It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, the parties hereto stipulate and agree that none of the terms and provisions contained in this Agreement or any Note shall ever be construed to create a contract to pay any Lender for the use, forbearance or detention of money a rate in excess of the Highest Lawful Rate applicable to such Lender, and that for purposes hereof, "interest" shall include the aggregate of all charges or other consideration which constitute interest under applicable laws and are contracted for, taken, reserved, charged or received under this Agreement, the applicable Note or otherwise in connection with the transactions contemplated by this Agreement. Further, if the transactions contemplated hereby would be usurious as to any Lender under the laws applicable to it, then notwithstanding anything to the contrary in this Agreement or the applicable Note, or any agreement or document entered into in connection herewith or therewith, it is agreed as follows: the aggregate of all consideration which constitutes interest under the laws applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under this Agreement or the applicable Note, or otherwise in connection herewith or therewith, shall under no circumstances exceed the maximum amount allowed by the laws applicable to such Lender, and any excess shall be credited by such Lender on the principal amount of the indebtedness of the Borrower owed to such Lender (or, if the principal amount of all such indebtedness shall have been paid in full, to the extent such interest has been received by such Lender it shall be refunded by such Lender to the Borrower). The provisions of this Section 14.16(a) shall control over all other
                                  ---------------
provisions of this Agreement, the Notes and any other agreement or document which may be in apparent conflict herewith. The parties further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, taken, reserved, charged or received under this Agreement, each Note and any other applicable agreement or document which are made for the purpose of determining whether such rate or amount exceeds the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading during the period of the full stated term of the indebtedness of the Borrower to the applicable Lender, and if longer and if permitted by applicable law, until payment in full, all interest at any time so contracted for, taken, reserved, charged or received.

        (b) If at any time the effective rate of interest which would otherwise apply to any indebtedness evidenced by any Note issued to any Lender would exceed the Highest Lawful Rate applicable to such Lender (taking into account the interest rate applicable to such indebtedness pursuant to the other provisions of this Agreement, plus all additional charges and consideration which have been contracted for, taken, reserved, charged or received under this Agreement or such Note (the "Additional Charges") which constitute interest with
                             ------------------
respect to such indebtedness), the effective interest rate to apply to such indebtedness shall be limited to the Highest Lawful Rate, but any subsequent reductions in the interest rate applicable to such indebtedness shall not reduce the effective interest rate to apply to such indebtedness below the Highest Lawful Rate applicable to such Lender until the total amount of interest accrued on such indebtedness equals the amount of interest which would have accrued if the interest rate from time to time applicable to such indebtedness had at all times been in effect with respect to such indebtedness pursuant to the other provisions of this Agreement and if such Lender had collected all Additional Charges called for under this Agreement and its Note. If at maturity or final payment of any Note issued to any Lender, the total amount of interest accrued on such Note (including amounts designated as "interest" plus any Additional Charges which constitute interest, and taking into account the limitations of the first sentence of this Section 14.16(b)) is less than the
                                          ---------------
total amount of interest which would have accrued if the interest rate or interest rates applicable to the indebtedness from time to time outstanding under such Note had at all times been in effect pursuant to the other provisions of this Agreement, then the Borrower agrees, to the fullest extent permitted by the laws applicable to such Lender, to pay to such Lender an amount equal to the difference between (i) the lesser of (1) the amount of interest which would have accrued on such Note if the Highest Lawful Rate had at all times been in effect (but excluding, for purposes of calculating such amount of interest, any Additional Charges which constitute interest with respect to such Note), or (2) the amount of interest which would have accrued on such Note if the interest rate or interest rates applicable to the indebtedness from time to time outstanding under such Note had at all times been in effect pursuant to the other provisions of this Agreement (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Note) less (ii) the amount of interest actually accrued on such Note (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Note).

        14.17     [Intentionally Omitted]
                   ---------------------

        14.18     [Intentionally Omitted]
                   ---------------------

        14.19     Confidentiality. Each of the Agent, the Lenders and each
                  ---------------
Obligor shall hold all non-public information (which has been identified as such by the Agent, any Lender or the Borrower, as the case may be) obtained pursuant to the requirements of this Agreement in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking and regular corporate practices, shall take such steps in a prompt and timely manner as the other parties may reasonably request to assure such confidential treatment, and in any event may make disclosure to any of their respective employees, examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

        (a) unless prohibited by applicable law or court order, each party shall notify the others of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of Agent or any Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

        (b)       prior to any such disclosure pursuant to this Section 14.19,
                                                                -------------
the Agent, any Lender, or any Obligor, as the case may be, shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                  (i)      to be bound by this Section 14.19; and
                                               -------------

                  (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 14.19; and
                                -------------

        (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, neither the Agent nor any Lender shall be obligated or required to return any materials furnished by any Obligor or any other Credit Party.

        14.20     Termination. This Agreement shall be in effect from the date
                  -----------
hereof until April 30, 2003 (the "Original Term") and, at the election of all
                                  -------------
the Lenders, shall renew itself from year to year thereafter (each such one year renewal being referred to herein as a "Renewal Term", and the Original Term and all Renewal Terms collectively are referred to herein as the "Term") unless (i)
                                                              ----
the due date of the Obligations is accelerated pursuant to Section 12 hereof; or
                                                           ----------
(ii) Borrower elects or one or more Lenders elect to terminate this Agreement at the end of the Original Term or at the end of any Renewal Term by giving the other parties written notice of such election at least ninety (90) days prior to the end of the Original Term or the then current Renewal Term, in which case Borrower shall pay all of the Obligations in full on the last day of such Term and shall collateralize all Letters of Credit in accordance with Section 2.3.6.
                                                                 -------------
If one or more of the events specified in clauses (i) or (ii) above occurs, this
                                          ------------------
Agreement shall terminate on the date thereafter that the Obligations are paid in full; provided, however, that the security interests and liens created under the Loan Documents shall survive such termination until the date upon which payment and satisfaction in full of the Obligations shall have occurred. At such time as Borrower has repaid all of the Obligations and this Agreement has terminated, (i) the Credit Parties shall deliver to Agent a release, in form and substance reasonably satisfactory to Agent, of all obligations and liabilities of Agent, Lenders and their respective officers, directors, employees, agents, parents, subsidiaries and affiliates to any Credit Party, and if Borrower is obtaining new financing from another lender, Borrower shall deliver Borrower's indemnification of Agent and Lender, in form and substance satisfactory to Agent, for checks which Agent has credited to Borrower's account, but which subsequently are dishonored for any reason and (ii) upon Borrower's request, Agent shall deliver to Borrower a payoff in form and substance reasonably satisfactory to Borrower and Agent. If any Lender elects not to renew this Agreement, the other Lenders may purchase such Lender's Commitment or Agent may find a new lender to purchase such Lender's Commitment, in each case pursuant to
Section 14.9.1.
--------------

        14.21     Initial  Lender.  The Initial Lender represents and warrants
                  ---------------
to the Borrower that it is a financial institution having combined capital and surplus of at least $300,000,000.

        SECTION 15.   GUARANTIES
                      ----------

        15.1      Guaranties. Each Guarantor hereby agrees that such Guarantor
                  ----------
is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and Lenders, and their respective successors and assigns, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise), and performance of, all Obligations owed or hereafter owing to Agent and Lenders by the Borrower. Each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section
                                                                       -------
15 shall be absolute and unconditional, irrespective of, and unaffected by,
--

        (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Obligor is or may become a party;

        (b) the absence of any action to enforce this Agreement (including this Section 15) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

        (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

        (d)       the insolvency of any Obligor; or

        (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that its obligations under this Section 15 shall not be discharged until the final payment in full of the Obligations. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

        15.2      Waivers by Obligors.
                  ------------------- --

        Each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshall assets or to proceed in respect of the Obligations guaranteed hereunder against any other Obligor, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this
Section 15 and such waivers, Agent and Lenders would decline to enter into this
----------
Agreement.

        15.3      Benefit of Guaranty.
                  -------------------

        Each Obligor agrees that the provisions of this Section 15 are for the
                                                        ----------
benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Obligor and Agent or Lenders, the obligations of such Obligor under the Loan Documents.

         15.4     Subordination of Subrogation, Etc.
                  ---------------------------------

         Notwithstanding anything to the contrary in this Agreement or in any other Loan Documents, and except as set forth in Section 15.7, each Guarantor
                                                 ------------
hereby expressly and irrevocably subordinates to payment of the Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the final payment in full of the Obligations. Each

Guarantor acknowledges and agrees that this subordination is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Section 15, and that Agent,
                                                  ----------
Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 15.4.
                                                              ------------

         15.5     Election of Remedies. If Agent or any Lender may, under
                  --------------------
applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Obligor or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 15. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Obligor or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation which any Guarantor might otherwise have had but for such action by Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Obligor shall not impair any Guarantor's obligation to pay the full amount of the Obligations. In the event Agent or any Lender shall bid at any foreclosure sale or at any private sale permitted by law or any Loan Document, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 15, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

         15.6     Limitation. Notwithstanding any provision contained herein
                  ----------
or in any other Loan Document to the contrary, the liability of each Guarantor under this Section 15, shall be limited to an amount not to exceed as of any
           ----------
date of determination the amount which could be claimed by Agent and Lenders from such Guarantor under this Section 15 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Obligor under Section 15.7.

15.7     Contribution with Respect to Guaranty Obligations.
         -------------------------------------------------

         (a) To the extent that any Guarantor shall make a payment under this Section 15 of all or any of the Obligations (a "Guarantor Payment"), then, following the final payment in full of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from and be reimbursed, by, Borrower for the amount of such Guarantor Payment. To the extent any Guarantor shall make a Guarantor Payment which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the final payment in full of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

         (b)      As of any date of determination, the "Allocable Amount" of
                                                        ----------------
any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Section 15 without rendering such
                                            ----------
claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

         (c)      This Section 15.7 is intended only to define the relative
                       ------------
rights of Guarantors and nothing set forth in this Section 15.7 is intended to
                                                   ------------
or shall impair the obligations of Obligors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including, in the case of the Guarantors, the other provisions of this Section 15. Nothing contained in this Section 15.7 shall
                   ----------                            ------------
limit the liability of Borrower to pay the Obligations.

         (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

         (e) The rights of any indemnifying Guarantor against other Obligors under this Section 15.7 shall be exercisable upon the final payment in
                    ------------
full of the Obligations.

15.8     Liability Cumulative.
         --------------------

         The liability of Guarantors under this Section 15 is in addition to and
                                                ----------
shall be cumulative with all liabilities of each Obligor to Agent and Lenders under this Agreement and the other Loan Documents to which such Obligor is a party or in respect of any Obligations or obligation of the other Obligors, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                      BORROWER:

                      OREGON STEEL MILLS, INC.


                      By:      /s/ L. Ray Adams
                         -----------------------------------------
                            Title:  Vice President

                      Address For Notice:        1000 Broadway Bldg.
                                                 Suite 2200
                                                 1000 South Broadway
                                                 Portland, Oregon  97205
                                                 Facsimile:  (503) 240-5232
                                                 Attn:  Jeff S. Stewart
                      with copies to:

                      Schwabe, Williamson & Wyatt, P.C.
                      1211 SW Fifth Avenue, Suite 1800
                      Portland, Oregon  97204
                      Facsimile:  (503) 796-2900
                      Attn:  Carmen Calzacorta

                      GUARANTORS:

                      CF&I STEEL, L.P. (DBA ROCKY MOUNTAIN STEEL MILLS)


                      By:      /s/ L. Ray Adams
                         -----------------------------------------
                            Title:  Vice President

                      Address For Notice:        c/o Oregon Steel Mills, Inc.
                                                 1000 Broadway Bldg.
                                                 Suite 2200
                                                 1000 South Broadway
                                                 Portland, Oregon  97205
                                                 Facsimile:  (503) 240-5232
                                                 Attn:  Jeff S. Stewart


                      NEW CF&I, INC.


                      By:      /s/ L. Ray Adams
                         -----------------------------------------

                            Title:  Vice President

                      Address For Notice: c/o Oregon Steel Mills, Inc.
                                          1000 Broadway Bldg.
                                          Suite 2200
                                          1000 South Broadway
                                          Portland, Oregon  97205
                                          Facsimile:  (503) 240-5232
                                          Attn:  Jeff S. Stewart



                      AGENT:

                      PPM FINANCE, INC.

                      By:      /s/ Jeffrey J. Podwika
                         -----------------------------------------------
                            Title:  Vice President

                      Address For Notice: 225 West Wacker Drive
                                          Suite 1100A
                                          Chicago, Illinois  60603
                                          Attn:  Oregon Steel Business
                                                 Account Manager
                                          Facsimile:  (312) 634-0908

                      with copies to:

                      Latham & Watkins
                      5800 Sears Tower
                      Chicago, Illinois
                      Attn:  James W. Doran
                      Facsimile:  (312) 993-9767


                      LENDER:

Commitment:  $125,000,000                   [Asterisk]


                      By:      [Asterisk]
                         --------------------------------------------------
                            Title:  Vice President

                      Notice Address:       [Asterisk]

                                            c/o PPM Finance, Inc.

                                            225 West Wacker Drive
                                            Suite 1100A
                                            Chicago, Illinois  60603
                                            Attn:  Oregon Steel Business
                                                   Account Manager
                                            Facsimile:  (312) 634-0908

                      Wire Transfer Information:

                                            [Asterisk]


[Asterisk] CONFIDENTIAL TREATMENT REQUESTED